UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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ZOLL MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZOLL MEDICAL CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, JANUARY 20, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Shareholders (the “Annual Meeting”) of ZOLL Medical Corporation (the “Company”) will be held on Tuesday, January 20, 2009 at 10:00 a.m. local time, at the Conference Center at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 for the following purposes:

1. To elect two Class II directors of the Company, nominated by the Board of Directors, to serve until the 2012 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2. To approve an amendment to the Company’s Amended and Restated 2001 Stock Incentive Plan;

3. To approve an amendment to the Company’s Amended and Restated 2006 Non-Employee Director Stock Option Plan;

4. To ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2009; and

5. To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

Proposal 1 above relates solely to the election of two Class II directors of the Company nominated by the Board of Directors and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any shareholder of the Company. Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on December 5, 2008 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Shareholders of record of the Company’s common stock, par value $0.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

Your vote is very important. Whether or not you plan to attend the Annual Meeting in person, please complete, date and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Shareholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

By Order of the Board of Directors

STEPHEN KORN

Secretary

Chelmsford, Massachusetts

December 19, 2008

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

ZOLL MEDICAL CORPORATION

269 Mill Road

Chelmsford, Massachusetts 01824

PROXY STATEMENT

2009 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, January 20, 2009

December 19, 2008

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of ZOLL Medical Corporation (the “Company”) for use at the 2009 Annual Meeting of Shareholders of the Company to be held on Tuesday, January 20, 2009 at 10:00 a.m., local time, and at any adjournments or postponements thereof, at the Conference Center at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 (the “Annual Meeting”). At the Annual Meeting, shareholders will be asked to vote upon (1) the election of two Class II directors of the Company nominated by the Board of Directors, (2) the approval of an amendment to the Company’s Amended and Restated 2001 Stock Incentive Plan (the “2001 Plan”) to make an additional 730,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), available for issuance under the 2001 Plan (the “2001 Plan Amendment”), (3) the approval of an amendment to the Company’s Amended and Restated 2006 Non-Employee Director Stock Option Plan (the “2006 Plan”) to make an additional 35,000 shares of Common Stock available for issuance under the 2006 Plan (the “2006 Plan Amendment”), (4) the ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2009, and (5) any other matters properly brought before the Annual Meeting.

Voting

This proxy statement and the accompanying Notice of Annual Meeting and proxy card are first being sent to shareholders on or about December 19, 2008. The Board of Directors has fixed the close of business on December 5, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Only shareholders of record of the Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 21,061,255 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

The presence, in person or by proxy, of holders of at least a majority in interest of the total number of issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Directors are elected by a plurality of the votes cast at the Annual Meeting. Votes may be cast FOR or WITHHELD FROM each nominee. Votes cast FOR the nominees will count as “yes votes”; votes that are WITHHELD FROM the nominees will be excluded entirely from the vote and will have no effect. The approval of the 2001 Plan Amendment requires that a majority of the shares voting on such proposal vote FOR such approval. Votes may be cast FOR or AGAINST the approval of the 2001 Plan Amendment. The approval of the 2006 Plan Amendment requires that a majority of the shares voting on such proposal vote FOR such approval. Votes may be cast FOR or AGAINST the approval of the 2006 Plan Amendment. The ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2009 requires that a majority of the shares voting on such proposal vote FOR such ratification. Votes may be cast FOR or AGAINST the ratification of the selection of the independent registered public accounting firm for the fiscal year ending

September 27, 2009. Abstentions and broker non-votes will have no effect on the outcome of the election of directors, the approval of the 2001 Plan Amendment, the approval of the 2006 Plan Amendment and the ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2009.

Your vote is very important. Shareholders of the Company are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted (1) FOR the election of the nominees for the Class II directors of the Company named in this proxy statement, (2) FOR the approval of the 2001 Plan Amendment, (3) FOR the approval of the 2006 Plan Amendment and (4) FOR the ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2009. It is not anticipated that any matter other than those set forth in this proxy statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. The Board of Directors unanimously recommends a vote (1) FOR the election of the nominees for the Class II directors of the Company named in this proxy statement, (2) FOR the approval of the 2001 Plan Amendment, (3) FOR the approval of the 2006 Plan Amendment and (4) FOR the ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2009.

A shareholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Company at the address of the Company set forth above, (2) filing a duly executed proxy bearing a later date, or (3) appearing in person and voting by ballot at the Annual Meeting. Any shareholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy.

The Company’s 2008 Annual Report, including the Company’s audited financial statements for the fiscal year ended September 28, 2008, is being mailed to shareholders concurrently with this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

Currently there are eight members of the Board of Directors. The Board of Directors is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each succeeding annual meeting of shareholders. Richard A. Packer and Thomas M. Claflin, II are currently serving as Class II directors and their term expires at the Annual Meeting. Daniel M. Mulvena, Benson F. Smith and John J. Wallace are currently serving as Class I directors and will continue to serve until the 2011 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Dr. James W. Biondi, Robert J. Halliday and Lewis H. Rosenblum are currently serving as Class III directors and will continue to serve until the 2010 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

At the Annual Meeting, two Class II directors will be elected to serve until the 2012 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Messrs. Packer and Claflin for election as Class II directors (together, the “Nominees”). The Board of Directors anticipates that each of the Nominees will serve as a director if elected. However, if the Nominees nominated by the Board of Directors are unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

Proxies may not be voted for a greater number of persons than the number of Nominees. In order to be elected, each Nominee must receive the affirmative vote of a plurality of the issued and outstanding shares of the Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF RICHARD A. PACKER AND THOMAS M. CLAFLIN, II AS CLASS II DIRECTORS TO SERVE UNTIL THE 2012 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Information Regarding Nominees and Directors

The following table sets forth certain information with respect to the Nominees for election as directors at the Annual Meeting and those continuing directors of the Company whose terms expire at the Annual Meetings of Shareholders in 2010 and 2011 based on information furnished to the Company by each director. The following information is as of December 5, 2008 unless otherwise specified.

Name and Principal Occupation For Past Five Years	Age	Director Since	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)		Percent Of Class
Class II Nominees for Election at the 2009 Annual Meeting

Thomas M. Claflin, II	67	1980	37,004	(3)	*

Mr. Claflin is a principal of Claflin Capital Management, Inc., a venture capital firm, and general partner of its venture capital partnerships. Mr. Claflin received his undergraduate degree from Harvard College and an M.B.A. from the Harvard Graduate School of Business Administration.

Richard A. Packer	51	1996	343,100	(4)	1.6%

Mr. Packer joined the Company in 1992 and in 1999 was appointed Chairman of the Board of Directors, Chief Executive Officer and President. Mr. Packer held the position of President until June 2008, at which time Jonathan Rennert was appointed as President of the Company. Mr. Packer served as President, Chief Operating Officer and Director from 1996 to his appointment as Chief Executive Officer. From 1992 to 1996, he served as Vice President of Operations of the Company and also served as Chief Financial Officer and Head of North American Sales from 1995 to 1996. From 1987 to 1992, Mr. Packer served as Vice President of various functions for Whistler Corporation, a consumer electronics company. Prior to this, Mr. Packer was a manager with the consulting firm of PRTM/KPMG, specializing in operations of high technology companies. Since April 2007, Mr. Packer has also served as a director of Bruker BioSciences Corporation, a bioscientific device company. Mr. Packer received B.S. and M. Eng. degrees from the Rensselaer Polytechnic Institute and an M.B.A. degree from the Harvard Graduate School of Business Administration.

Class III Continuing Directors—Terms to Expire 2010

James W. Biondi, M.D.	52	1999	33,500	(5)	*

Dr. Biondi founded and has served as Chairman of the Board of Directors of Cardiopulmonary Corp., a medical device company, since 1988 and Chief Executive Officer since 1992. Dr. Biondi also serves as Chairman of the Board of Directors of Ivy Biomedical Systems, Inc., a medical device company. Dr. Biondi received a B.S. degree from Rensselaer Polytechnic Institute and a M.D. degree from Albany Medical College.

Name and Principal Occupation For Past Five Years	Age	Director Since	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)		Percent Of Class
Robert J. Halliday	54	2003	27,500	(6)	*

Mr. Halliday has served as Executive Vice President and Chief Financial Officer of Varian Semiconductor Equipment Associates, Inc., a manufacturer of semiconductor capital equipment, since October 2006; Executive Vice President, Treasurer and Chief Financial Officer from October 2004 to October 2006; Vice President, Treasurer and Chief Financial Officer from November 2002 to October 2004; and Vice President and Chief Financial Officer from March 2001 to November 2002. Prior to joining Varian Semiconductor, Mr. Halliday was Vice President and Chief Financial Officer of Unica Corporation, a software company. Previously, Mr. Halliday was at Ionics, Incorporated, a global separations technology company. At Ionics, he was Chief Operating Officer in 2000; Vice President of the Consumer Water Group from 1996 to 2000; and Chief Financial Officer from 1990 to 2000. Mr. Halliday received a B.S. degree from the University of Pennsylvania’s Wharton School and an M.B.A. degree from The Wharton School of Finance.

Lewis H. Rosenblum	65	2008	5,000	(7)	*

Mr. Rosenblum was the President, China Operations for Thermo Fisher Scientific, a scientific instrument and supply company, from January 2006 until his retirement in February 2008. Prior to that, from 2003 until 2005, Mr. Rosenblum served as the President, Clinical Diagnostic Division for Thermo Electron Corporation. From 1997 until December 2002, Mr. Rosenblum served as the President of the Bioscience Technology Division of Thermoquest Corp., a division of Thermo Electron Corporation. Mr. Rosenblum received a B.S.E.E. degree from Drexel University and an M.B.A. degree from the University of Hartford.

Class I Continuing Directors—Terms to Expire 2011

Daniel M. Mulvena	60	1998	9,500	(8)	*

Mr. Mulvena is the owner of Commodore Associates, Inc., a consulting company. From 1992 to 1995, Mr. Mulvena was a Group Vice President of Boston Scientific Corporation, a medical device company. Mr. Mulvena is a director of Thoratec Corporation, a medical device company. Mr. Mulvena received a B.A. degree from Vanderbilt University.

Benson F. Smith	61	2000	32,888	(9)	*

Mr. Smith is the managing partner for the Sales Research Group, a research and consulting organization. Since 1999, Mr. Smith has also been the Chief Executive Officer of BFS & Associates LLC, a company specializing in strategic planning and venture investing. From 2000 until 2005, Mr. Smith also served as a speaker and author at The Gallup Organization, a global research-based consultancy firm. Mr. Smith was formerly President, Chief Operating Officer and a member of the Board of Directors of C.R. Bard, Inc., a medical device company. Mr. Smith worked at C.R. Bard, Inc. in various capacities for 25 years until his retirement in 1998. Mr. Smith currently serves as a director of Rochester Medical Corporation, a medical device company, and Teleflex Incorporated, a specialty engineered product designer and manufacturer, as well as a board member for a variety of academic and health-related organizations. Mr. Smith received a B.A. degree from Grinnell College and was a post graduate Watson Fellow.

Name and Principal Occupation For Past Five Years	Age	Director Since	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)		Percent Of Class
John J. Wallace	55	2007	5,500	(10)	*

Mr. Wallace has served as a consultant since June 2007. Prior to this, Mr. Wallace served as Chief Operating Officer of Nova Biomedical Corporation, a medical device company, from 1997 through June 2007. Prior to that, Mr. Wallace served as the Vice President, Operations and Chief Financial Officer of Nova Biomedical Corporation from 1991 through 1997. Mr. Wallace currently serves as a director of Vision-Sciences, Inc., a medical device company. Mr. Wallace received his B.S. from Northeastern University and an M.B.A. degree from Babson College.

All directors, nominees and executive officers as a group (17 persons)			873,201	(11)	4.0%

*	Less than 1%.
(1)	The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to the information contained in the other footnotes to this table.
(2)	The Company’s calculation of the percentage of shares beneficially owned by the shareholders in this table is based upon the number of shares of the Company’s Common Stock outstanding as of December 5, 2008 (21,061,255), plus for each listed beneficial owner, any shares of Common Stock that the listed beneficial owner has the right to acquire within 60 days of December 5, 2008.
(3)	Includes 9,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days after December 5, 2008. Does not include 6,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 5, 2008.
(4)	Includes 316,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days after December 5, 2008. Does not include 162,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 5, 2008.
(5)	Includes 29,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days after December 5, 2008. Includes 2,000 shares owned directly by Dr. Biondi and 2,000 shares owned indirectly for the benefit of minor children. Does not include 6,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 5, 2008.
(6)	Represents 27,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days after December 5, 2008. Does not include 6,500 shares of Common Stock issuance upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 5, 2008.
(7)	Represents 5,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days after December 5, 2008. Does not include 17,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 5, 2008.
(8)	Represents 9,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days after December 5, 2008. Does not include 6,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 5, 2008.
(9)	Includes 29,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days after December 5, 2008. Does not include 6,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 5, 2008. In May 2007, Mr. Smith pledged 3,388 shares as security for a real estate loan.
(10)	Represents 5,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days after December 5, 2008. Does not include 18,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 5, 2008.
(11)	Includes 780,925 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days after December 5, 2008. Does not include 464,755 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 5, 2008.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors of the Company held four meetings and took action by unanimous written consent on one occasion during the fiscal year ended September 28, 2008. Each of the directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of the committees of which he was a member that were held during the period he was a director or committee member. The Company’s Annual Meeting of Shareholders is generally held to coincide with one of the Board’s regularly scheduled meetings. The Company does not have a formal policy requiring members of the Board of Directors to attend the Company’s Annual Meetings of Shareholders, although all directors typically attend. With the exception of Mr. Rosenblum, each of the directors attended the 2008 Annual Meeting of Shareholders.

The Company has standing Audit, Compensation, and Nominating and Corporate Governance Committees.

Audit Committee

During the 2008 fiscal year, the members of the Audit Committee were Messrs. Smith (as Chairman), Halliday and Wallace. Until January 23, 2008, Dr. Biondi also served as a member of the Audit Committee. The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the rules of The NASDAQ Stock Market LLC and the Securities and Exchange Commission. The Board of Directors has also determined that Mr. Halliday qualifies as the “audit committee financial expert” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee has a written charter adopted by the Board of Directors, which was amended by the Board of Directors on November 11, 2008. A copy of the Audit Committee Charter, as amended, is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. The Board of Directors and the Audit Committee have adopted an Audit Committee Complaint Procedure, which is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. The Audit Committee is responsible for selecting the Company’s independent registered public accounting firm, and assisting the Board of Directors in general oversight and monitoring of management’s and the independent auditor’s participation in the Company’s financial reporting process. The primary objective in fulfilling these responsibilities is to promote and preserve the integrity of the Company’s financial statements and the independence of the Company’s external independent auditor. During the fiscal year ended September 28, 2008, the Audit Committee held seven meetings and took action by unanimous written consent on one occasion. The Audit Committee’s report on the Company’s audited financial statements for the fiscal year ended September 28, 2008 appears elsewhere in this proxy statement.

Compensation Committee

During the 2008 fiscal year, the members of the Compensation Committee were Messrs. Mulvena (as Chairman) and Rosenblum and Dr. Biondi. Mr. Rosenblum was appointed to the Compensation Committee by the Board of Directors in January 2008. The Board of Directors has determined that each member of the Compensation Committee is “independent” under the rules of The NASDAQ Stock Market LLC and the Securities and Exchange Commission. The Company has adopted a Compensation Committee Charter, which was amended and restated by the Board of Directors on November 11, 2008. A copy of the Compensation Committee Charter, as amended and restated, is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. The Compensation Committee (1) annually reviews and makes recommendations to the Board of Directors with respect to the compensation of all directors, officers and members of senior management of the Company; (2) reviews and approves the corporate goals and objectives that may be relevant to the compensation of the Chief Executive Officer and evaluates the Chief Executive Officer’s performance in light of the goals and objectives that were set for the Chief Executive Officer and determines the Chief Executive Officer’s compensation based on such evaluation; (3) administers the Company’s 2001 Plan, 1992 Stock Option Plan, the Non-Employee Director Stock Option Plan, and the 2006 Plan; and (4) prepares the Compensation

Committee’s report on executive compensation for inclusion in the Company’s proxy statements in accordance with Securities and Exchange Commission rules and regulations. From time to time the Compensation Committee will work with the Company’s Chief Executive Officer in fulfilling its responsibilities. During the fiscal year ended September 28, 2008, the Compensation Committee held four meetings and took action by unanimous written consent on one occasion. The Compensation Committee’s report on executive compensation appears elsewhere in this proxy statement.

Nominating and Corporate Governance Committee

During the 2008 fiscal year, the members of the Nominating and Corporate Governance Committee were Messrs. Claflin (as Chairman) and Mulvena. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the rules of The NASDAQ Stock Market LLC and the Securities and Exchange Commission. The Company has adopted a Nominating and Corporate Governance Committee Charter, which was amended and restated by the Board of Directors on November 11, 2008. A copy of the Nominating and Corporate Governance Committee Charter, as amended and restated, is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. The Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board of Directors a set of corporate governance guidelines and periodically reviewing such guidelines and recommending any changes to them. The Company has adopted Corporate Governance Guidelines, which was amended and restated by the Board of Directors on November 11, 2008. A copy of the Corporate Governance Guidelines, as amended and restated, is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. In addition, the Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Nominating and Corporate Governance Committee will consider a nominee for election to the Board of Directors recommended by a shareholder of record if the shareholder submits the nomination in accordance with the timing and information requirements of the Company’s Amended and Restated By-Laws. Such proposal should specify whether the named person(s) should be considered by the Nominating and Corporate Governance Committee for inclusion as a Board of Directors nominee or whether the named person(s) are to be considered shareholder nominees under the Company’s Amended and Restated By-Laws, as amended. Please see the section of this proxy statement entitled “Other Matters—Shareholder Proposals” for a summary of these requirements. At a minimum, each nominee, whether proposed by a shareholder or any other party, is expected to have the highest personal and professional integrity, shall demonstrate sound judgment, shall have an experience base useful to the Company and complementary to the other directors, and shall be expected to effectively interact with other members of the Board to serve the long-term interests of the Company and its shareholders. The Nominating and Corporate Governance Committee recommended that Messrs. Packer and Claflin each be nominated for election to serve as Class II directors until the 2012 Annual Meeting of Shareholders. During the fiscal year ended September 28, 2008, the Nominating and Corporate Governance Committee held one meeting.

Please note that the information contained in the Company’s website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Director Independence

The Board of Directors has determined that each of Dr. Biondi and Messrs. Claflin, Halliday, Mulvena, Smith, Rosenblum and Wallace is an “independent director” in accordance with corporate governance rules of The NASDAQ Stock Market LLC as a result of having no relationship with the Company other than (1) serving as a director and a Board of Directors committee member, (2) receiving related fees as disclosed in this proxy statement, and (3) having beneficial ownership of the Company’s Common Stock as disclosed in the section of this proxy statement entitled “Proposal 1—Election of a Class of Directors—Information Regarding Nominees and Directors.” Therefore, the Company currently has a majority of “independent directors.”

Meetings of Independent Directors

Independent directors of the Company regularly meet in executive sessions outside the presence of management. Currently, the independent directors of the Company are Dr. Biondi and Messrs. Claflin, Halliday, Mulvena, Smith, Rosenblum, and Wallace. The presiding director for these meetings is currently Mr. Claflin, who is the lead independent director. Any interested parties who wish to make their concerns known to the independent directors may avail themselves of the same procedures utilized with respect to the Company’s Audit Committee Complaint Procedures. The Audit Committee Complaint Procedures are available on the Company’s website at www.zoll.com.

Communication with the Board of Directors

If you wish to communicate with any of the Company’s directors or the Board of Directors as a group, you may do so by either (1) following the same procedures with respect to the Company’s Audit Committee Complaint Procedures (available on the Company’s website at www.zoll.com), or (2) by writing to the Board of Directors, or such individual director(s) c/o the Secretary, ZOLL Medical Corporation, 269 Mill Road, Chelmsford, Massachusetts 01824-4105.

The Company recommends that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Secretary will be forwarded promptly to the appropriate addressee(s).

Employee Code of Conduct

The Company has adopted an Employee Code of Conduct, which is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1 of this proxy statement. The Employee Code of Conduct applies to all employees of the Company and the Board of Directors of the Company, and is meant to provide a general framework for the Company’s expectations with respect to the conduct of its employees and directors.

COMPENSATION DISCUSSION AND ANALYSIS

We provide what we believe is a competitive total compensation package to our executive management team through a combination of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs.

We place significant emphasis on pay for performance-based incentive compensation, which is designed to reward our executives based on the achievement of predetermined corporate and individual goals. This Compensation Discussion and Analysis explains our compensation objectives, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer and the other three most highly compensated executive officers as determined in accordance with applicable Securities and Exchange Commission rules, which are collectively referred to as the named executive officers.

Objectives of Our Executive Compensation Programs

Our compensation programs for our named executive officers are designed to achieve the following objectives:

•	attract and retain talented and experienced executives in the highly competitive and dynamic medical device industry;

•	motivate and reward executives whose knowledge, skills and performance are critical to our success;

•	align the interests of our executives and shareholders by motivating executives to increase shareholder value and rewarding executives when shareholder value increases;

•

provide a competitive compensation package, which is weighted heavily towards pay for performance and in which a significant portion of total compensation is determined by the achievement of corporate and individual goals and the creation of shareholder value;

•	ensure fairness among the executive management team by recognizing the contributions each executive makes to our success; and

•	foster a shared commitment among executives by coordinating their corporate and individual goals.

Our Executive Compensation Programs

Our executive compensation primarily consists of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs. Overall, we design our executive compensation programs to achieve the objectives described above. In particular, consistent with the significant emphasis we place on performance-based incentive compensation, long-term equity incentive compensation in the form of stock options constitutes a significant portion of our total executive compensation, and also serves as a method for retaining key employees. We also structure our annual cash incentive bonuses to be tied to the achievement of predetermined corporate financial performance goals and individual management objectives.

Within the context of the overall objectives of our compensation programs, we determined the specific amounts of compensation to be paid to each of our executives in fiscal 2008 based on a number of factors, including:

•	our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities;

•	our executives’ performance in past years in general and as measured against predetermined corporate financial performance goals and individual management objectives; and

•	the individual experience, skills, roles and responsibilities of our executives.

Each of the primary elements of our executive compensation is discussed in detail below, including a description of the particular element and how it fits into our overall executive compensation and a discussion of the amounts of compensation paid to our named executive officers in fiscal 2008 under each of these elements. In the descriptions below, we highlight particular compensation objectives that we have designed specific elements of our executive compensation program to address; however, it should be noted that we have designed our compensation programs to complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program to a greater or lesser extent serves each of our objectives.

Base Salary

We pay our executives a base salary, which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance. Although base salaries are established in part based on the individual executive’s experience, skills and expected contributions during the coming year as well as his or her performance during the prior years, we do not view base salaries as primarily serving our objective of paying for performance.

For fiscal 2008, we increased the annual base salaries of our named executive officers as follows: Mr. Packer’s base salary increased from $375,000 to $400,000, Mr. Whiton’s base salary increased from $250,000 to $280,000, Mr. Flora’s base salary increased from $240,000 to $260,000, Mr. Moghadam’s base salary increased from $200,000 to $220,000, and Mr. Hamilton’s base salary increased from $200,000 to $207,500. We increased Mr. Packer’s base salary in recognition of his leadership and management efforts, which were critical to the success we realized in fiscal 2007, including, in particular, the growing market acceptance of our next-generation defibrillator products, the further improvement of our international business and the significant improvement in our corporate profitability. The base salaries of our other executives were increased to reflect their respective roles and responsibilities and our Compensation Committee’s understanding of competitive base salary levels.

Annual Cash Incentive Bonuses

Consistent with our emphasis on performance-based incentive compensation programs, our executives are eligible to receive annual cash incentive bonuses primarily based upon their performance as measured against predetermined goals and objectives established by us. Specific criteria for these bonuses are determined based on a combination of qualitative and quantitative measures, the details of which are established each year. These goals vary for each executive based on his or her responsibilities and role within the Company and include corporate financial performance measures, which may include achieving targeted corporate earnings per share growth, revenue growth, return on sales and cash flow. Each executive will also have a number of goals tied to his or her completion of specific management objectives. Both the corporate financial performance goals and the individual management objectives are intended to require performance that should result in our meeting or exceeding our corporate financial plan. In fiscal 2008, generally 68% to 83% of the bonus potential for the named executive officers was based on the achievement of corporate financial performance goals and the balance of the bonus potential was based on the achievement of management objectives specifically set for each officer. Moreover, an additional bonus of up to 100% of the cash bonus payable on account of achieving certain of the corporate financial performance goals would be awarded for fiscal 2008 if our corporate net income for the year exceeded our plan by predetermined percentages.

For fiscal 2008, we established the targeted annual cash incentive bonus for Mr. Packer to equal approximately 83% of his base salary and for each of the other named executive officers the targeted bonus ranged from approximately 43% to 73% of their respective base salaries. For Mr. Packer, we set corporate financial performance goals tied to our quarterly and annual earnings per share, earnings per share growth, revenue growth, return on sales and cash flow. For the other named executive officers, the corporate financial performance goals were based on achieving a predetermined level of earnings per share and, in the case of Messrs. Flora and Moghadam, the revenue growth and contribution of their respective sales regions, and in the case of Mr. Hamilton, the contribution of the sales function. We set these corporate financial performance goals for the target amount of annual cash incentive bonuses at levels that we believe will be achieved by our executives a majority of the time. The achievement of corporate financial performance at levels above or below these target goals are intended to provide for correspondingly greater or lesser incentive payments, and are accordingly harder or easier to achieve. We set the corporate financial performance goals for bonuses in excess of the target bonus at levels that we believe will be achieved only as a result of exceptional performance. Our individual management objectives are tailored to the specific roles and responsibilities of each executive and are set at levels that we believe are achievable with strong performance by our executives.

For fiscal 2008, Mr. Packer earned $230,000 for achieving all of his corporate financial performance goals and $75,000 for satisfying specified management objectives related to strengthening of the management team, progress in the LifeVest® business, further growth of the AutoPulse® product, and efforts with respect to the Company’s quality, product integration and new technologies initiatives. Mr. Whiton earned $105,000 for achieving his corporate financial performance goal and $37,000 for satisfying specified management objectives. Mr. Flora earned $220,000 for achieving certain of his corporate financial performance goals and on account of the contribution level of his sales region exceeding the corporate plan by more than a predetermined percentage, and $10,000 for satisfying specified management objectives. Mr. Moghadam earned $186,000 for achieving his corporate financial performance goals and on account of the contribution level of his sales region exceeding the corporate plan by more than a predetermined percentage, and $19,000 for satisfying specified management objectives. Mr. Hamilton earned $75,000 for achieving his corporate financial performance goals. We chose not to award additional bonuses tied to corporate net income exceeding our plan by a predetermined percentage in fiscal 2008.

For our 2008, 2007, 2006, 2005 and 2004 fiscal years, the aggregate annual bonuses paid to the named executive officers as a percentage of their total base salaries were 70%, 82%, 78%, 16%, and 14%, respectively.

Long-Term Equity Incentive Compensation

We grant long-term equity incentive awards in the form of stock options to executives as part of our total compensation package. Consistent with our emphasis on performance-based incentive compensation, these awards represent a significant portion of total executive compensation. We use long-term equity incentive awards in order to align the interests of our executives and our shareholders by providing our executives with strong incentives to increase shareholder value and a significant reward for doing so.

Stock option awards provide our executive officers with the right to purchase shares of our Common Stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with the Company. Stock options have generally vested over four years based on continued employment with the Company. We have made grants to our named executive officers generally on an annual basis. All options are granted at an exercise price equal to the closing price of our Common Stock on the date of grant. Although the Company’s policy had been to grant all of our stock options to executives as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, subject to the volume limitations contained in the Internal Revenue Code, we currently grant all of our stock options as non-qualified stock options. Generally, for stock options that do not qualify as incentive stock options, we are entitled to a tax deduction in the year in which the stock options are exercised equal to the spread between the exercise price and the fair market value of the stock for which the stock option was exercised. The holders of the stock options are generally taxed on this same amount in the year of exercise. For stock options that qualify as incentive stock options, we do not receive a tax deduction and the holder of the stock option may receive more favorable tax treatment than he or she would for a non-qualified stock option.

For fiscal 2008, we considered a number of factors in determining the stock options to be granted to our executives, including:

•	the present and expected future value of the stock option grants;

•	our understanding of the amount of equity compensation generally granted by similarly situated companies to their executives with similar roles and responsibilities; and

•	the amount and percentage of our total equity granted to our executives.

We believe that the level of stock options granted to the executives in fiscal 2008 will, during their term, constitute a significant incentive for the executives to improve our overall financial performance and thereby increase the value of our stock.

For fiscal 2008, we granted stock options to each of our named executive officers in the following amounts: Mr. Packer was granted an option to purchase 50,000 shares of our Common Stock, Mr. Whiton was granted an option to purchase 10,000 shares of our Common Stock, Mr. Flora was granted an option to purchase 10,000 shares of our Common Stock, Mr. Moghadam was granted an option to purchase 15,000 shares of our Common Stock, and Mr. Hamilton was granted an option to purchase 7,500 shares of our Common Stock.

Broad-Based Benefits Programs

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including health coverage, disability insurance, life insurance and our 401(k) plan.

Severance Benefits

We have agreed to provide severance benefits to our named executive officers in the event of, among other things, a change of control. These benefits are designed to promote stability and continuity of our executive management team. We believe that the interests of shareholders will be best served if the interests of our executive management team are aligned with them. We further believe that providing these benefits should eliminate, or at least reduce, the reluctance of our executive management team to pursue potential change of control transactions that may be in the best interests of shareholders.

Further analysis of payments triggered by a change of control is provided beginning on page 19 of this proxy statement.

Our Executive Compensation Process

The Compensation Committee of our Board of Directors is primarily responsible for determining the compensation for our executives. In determining executive compensation, our Compensation Committee annually reviews the performance of our Chief Executive Officer, together with each of the other executives. The Chief Executive Officer provides the Compensation Committee with his assessment of the performance of each of these executives and makes recommendations with respect to each executive’s (other than his own) appropriate base salary, annual cash incentive bonus goals and potential payments and level of the annual stock option award. Based on this information and analysis, the Compensation Committee then makes the final determination regarding each executive’s compensation.

Section 162(m) Limitation

Section 162(m) of the Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1,000,000 paid to the Chief Executive Officer and any other of its three most highly compensated executive officers (other than the Chief Financial Officer). However, compensation which qualifies as “performance based” is excluded from the $1,000,000 limit. The Compensation Committee believes that our stock option grants to date meet the “performance based” criteria and are, therefore, exempt from the limitations on deductibility. The Compensation Committee presently expects that total cash compensation payable for any year to any executive will not exceed the $1,000,000 limit of Section 162(m).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis report beginning on page 9 of this proxy statement with management. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report has been furnished by the members of the Compensation Committee:

DANIEL M. MULVENA, Chairman,

JAMES W. BIONDI, M.D. and

LEWIS H. ROSENBLUM

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All executive officer compensation decisions are made by the Compensation Committee. The current members of the Compensation Committee are Messrs. Mulvena and Rosenblum and Dr. Biondi, none of whom is an officer or employee of the Company. The Company is not aware of any compensation committee interlocks or relationships involving members of the Compensation Committee requiring disclosure in this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows, for the fiscal years ended September 28, 2008 and September 30, 2007, the compensation of the person who served as Chief Executive Officer of the Company, Chief Financial Officer of the Company, and each of the three most highly compensated executive officers of the Company, other than the Chief Executive Officer and Chief Financial Officer, whose total compensation exceeded $100,000 for the year ended September 28, 2008.

SUMMARY COMPENSATION TABLE(1)

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Richard A. Packer	2008	$400,000	$75,000	$510,580	$230,000	$7,040	$1,222,620
Chief Executive Officer	2007	$375,000	$80,000	$360,669	$345,000	$5,790	$1,166,459

A. Ernest Whiton	2008	$280,000	$37,000	$141,173	$105,000	$7,040	$570,213
Chief Financial Officer and	2007	$250,000	$33,000	$108,201	$144,000	$5,790	$540,991
Vice President, Administration

Steven K. Flora	2008	$260,000	$10,000	$116,140	$220,000	$7,040	$613,180
Vice President—North	2007	$240,000	$12,500	$86,158	$133,000	$5,756	$477,414
American Sales

Alexander N. Moghadam	2008	$220,000	$19,000	$170,363	$186,000	$4,293	$599,656
Vice President—International	2007	$200,000	$7,000	$142,305	$164,300	$5,544	$519,149
Operations

Ward M. Hamilton	2008	$207,500	$—	$96,115	$75,000	$6,897	$385,512
Vice President—Marketing	2007	$200,000	$15,000	$72,134	$100,000	$5,622	$392,756

(1)	We do not maintain any pension plans or non-qualified deferred compensation plans.
(2)	Bonus payments include awards to Messrs. Packer, Whiton, Flora, Moghadam, and Hamilton and are based on individual management objectives as discussed in the Compensation Discussion and Analysis earlier in this proxy statement, with respect to bonus payments in 2008, and in the proxy statement filed with the Securities and Exchange Commission on December 21, 2007 in connection with the 2008 Annual Meeting of Shareholders, with respect to bonus payments in 2007. Bonus payments were accrued in the year indicated and paid in the succeeding fiscal year. Thus, the 2007 bonus was paid in fiscal 2008 and the 2008 bonus was paid in fiscal 2009.
(3)	Amounts listed reflect the dollar amount recognized for financial statement reporting purposes in accordance with SFAS No. 123R on stock option awards and thus includes amounts from awards granted prior to fiscal years 2007 and 2008, as applicable. Information related to the financial reporting of stock options is presented in Footnotes A and L to the Consolidated Financial Statements presented in our Annual Report on Form 10-K for the year ended September 28, 2008 (the “2008 10-K”) and Footnotes A and L to the Consolidated Financial Statements presented in our Annual Report on Form 10-K for the year ended September 30, 2007.
(4)	Non-equity incentive plan payments include awards to Messrs. Packer, Whiton, Flora, Moghadam, and Hamilton and are based on achievement of corporate financial performance goals as discussed in the Compensation Discussion and Analysis earlier in this proxy statement with respect to non-equity incentive plan payments in 2008, and in the proxy statement filed with the Securities and Exchange Commission on December 21, 2007 in connection with the 2008 Annual Meeting of Shareholders, with respect to non-equity incentive plan payments in 2007. Bonus payments were accrued in the year indicated and paid in the succeeding fiscal year. Thus, the 2007 non-equity incentive plan payments were paid in fiscal 2008 and the 2008 non-equity incentive plan payments were paid in fiscal 2009.

(5)	The table below shows the components of this column, which include the Company’s match for each individual’s 401(k) Plan contributions and imputed income related to life insurance benefits:

Name	Year	401(k) Match(a)		Life Insurance		Total “All Other Compensation”
Richard A. Packer	2008 2007	$ $	6,200 4,950	$ $	840 840	$ $	7,040 5,790

A. Ernest Whiton	2008 2007	$ $	6,200 4,950	$ $	840 840	$ $	7,040 5,790

Steven K. Flora	2008 2007	$ $	6,200 4,950	$ $	840 806	$ $	7,040 5,756

Alexander N. Moghadam	2008 2007	$ $	3,554 4,872	$ $	739 672	$ $	4,293 5,544

Ward M. Hamilton	2008 2007	$ $	6,200 4,950	$ $	697 672	$ $	6,897 5,622

(a)	Amounts represent the Company’s match for 401(k) Plan contributions made by the executive in calendar years 2006 and 2007, as applicable.

Grants of Plan-Based Awards

The following table contains information concerning grants of plan-based awards under the Company’s equity and non-equity incentive plans to the named executive officers during the year ended September 28, 2008.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date (1)	Estimated Possible Payouts under Non-Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options (#)(3)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)
Richard A. Packer	11/14/2007				50,000	(5)	$23.05	$573,000
	11/14/2007	—	$230,000	—

A. Ernest Whiton	11/14/2007				10,000	(5)	$23.05	$114,600
	11/14/2007	—	$105,000	—

Steven K. Flora	11/14/2007				10,000	(5)	$23.05	$114,600
	11/14/2007	—	$150,000	—

Alexander N. Moghadam	11/14/2007				15,000	(5)	$23.05	$171,900
	11/14/2007	—	$100,000	—

Ward M. Hamilton	11/14/2007				7,500	(5)	$23.05	$85,950
	11/14/2007	—	$75,000	—

(1)	Represents the date on which the Compensation Committee of the Board of Directors approved the grant of stock options under the 2001 Plan and target amounts under the non-equity incentive plan set forth in this table.
(2)	These non-equity incentive plan payments were earned in fiscal 2008 and are included in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above. More information regarding such payments is discussed in footnote 4 to the Summary Compensation Table and in the Compensation Discussion and Analysis earlier in this proxy statement.
(3)	Stock options granted under the 2001 Plan. Such options vest fully upon a Change of Control, as defined in the 2001 Plan.
(4)	The amounts included in this column represent the full grant date fair value of the awards computed in accordance with SFAS No. 123R. Information related to the financial reporting of stock options is presented in Footnotes A and L to the Consolidated Financial Statements presented in our 2008 10-K.
(5)	The stock option vests in four equal annual installments commencing on November 14, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the named executive officers concerning unexercised stock option awards as of September 28, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END(1)

Option Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Richard A. Packer	150,000	0		—	$19.13	11/15/2009
	10,000	0		—	$21.47	11/27/2010
	10,000	0		—	$20.06	2/8/2011
	25,000	0		—	$19.96	4/17/2012
	9,000	0		—	$18.38	4/16/2013
	25,000	50,000	(3)	—	$11.26	11/15/2015
	25,000	75,000	(4)	—	$20.23	11/14/2016
	0	50,000	(7)	—	$23.05	11/14/2017

A. Ernest Whiton	5,000	0		—	$19.96	4/17/2012
	7,000	0		—	$17.56	11/6/2012
	2,000	0		—	$17.23	2/13/2013
	7,000	0		—	$18.38	4/16/2013
	7,000	0		—	$17.27	7/16/2013
	4,500	0		—	$15.80	4/16/2014
	4,500	0		—	$15.79	7/21/2014
	4,500	0		—	$16.52	11/9/2014
	4,500	0		—	$16.64	2/8/2015
	15,000	15,000	(3)	—	$11.26	11/15/2015
	7,500	22,500	(4)	—	$20.23	11/14/2016
	0	10,000	(7)	—	$23.05	11/14/2017

Steven K. Flora	5,000	0		—	$21.47	11/27/2010
	5,000	0		—	$20.06	2/8/2011
	5,000	0		—	$19.96	4/17/2012
	4,500	0		—	$18.38	4/16/2013
	0	15,000	(3)	—	$11.26	11/15/2015
	5,000	15,000	(4)	—	$20.23	11/14/2016
	0	10,000	(7)	—	$23.05	11/14/2017

Alexander N. Moghadam	15,000	0		—	$16.64	2/8/2015
	11,250	3,750	(5)	—	$12.00	4/22/2015
	11,250	3,750	(6)	—	$13.03	7/21/2015
	12,500	12,500	(3)	—	$11.26	11/15/2015
	5,000	15,000	(4)	—	$20.23	11/14/2016
	0	15,000	(7)	—	$23.05	11/14/2017

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END(1)

Option Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Ward M. Hamilton	5,000	0		—	$21.47	11/27/2010
	5,000	0		—	$20.06	2/8/2011
	5,000	0		—	$11.48	4/27/2011
	5,000	0		—	$15.61	7/25/2011
	5,000	0		—	$16.88	11/8/2011
	5,000	0		—	$17.84	2/12/2012
	5,000	0		—	$19.96	4/17/2012
	5,000	0		—	$14.54	7/17/2012
	3,500	0		—	$17.56	11/6/2012
	3,500	0		—	$17.23	2/13/2013
	3,500	0		—	$18.38	4/16/2013
	3,500	0		—	$17.27	7/16/2013
	2,500	0		—	$15.80	4/16/2014
	2,500	0		—	$15.79	7/21/2014
	2,500	0		—	$16.52	11/9/2014
	2,500	0		—	$16.64	2/8/2015
	10,000	10,000	(3)	—	$11.26	11/15/2015
	5,000	15,000	(4)	—	$20.23	11/14/2016
	0	7,500	(7)	—	$23.05	11/14/2017

(1)	The number of securities underlying options awards granted on or prior to February 12, 2007, and the exercise price per share of such awards, have been adjusted to reflect the Company’s two-for-one stock split, which was effective February 12, 2007.
(2)	None of the named executive officers have been granted stock awards.
(3)	The option vests in four equal annual installments commencing on November 15, 2006.
(4)	The option vests in four equal annual installments commencing on November 14, 2007.
(5)	The option vests in four equal annual installments commencing on April 22, 2006.
(6)	The option vests in four equal annual installments commencing on July 21, 2006.
(7)	The option vests in four equal annual installments commencing on November 14, 2008.

Option Exercises and Stock Vested

The following table sets forth information with respect to the named executive officers concerning the exercise of stock options during the year ended September 28, 2008. None of the named executive officers listed in the table below have stock awards.

OPTION EXERCISES AND STOCK VESTED

	Option Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)(1)(2)	Value Realized on Exercise ($)(2)(3)
Richard A. Packer	—	—

A. Ernest Whiton	5,000	$59,198
	5,000	$53,305
	5,000	$59,325
	5,000	$50,390
	5,000	$59,032
	5,000	$66,062
	5,000	$60,393
	5,000	$59,218

Steven K. Flora	3,865	$59,353
	3,635	$55,837
	5,000	$48,600
	5,000	$43,800
	4,500	$42,008
	4,500	$42,165
	4,500	$45,360
	4,500	$48,600
	4,500	$44,843
	4,500	$40,680
	4,500	$48,645

Alexander N. Moghadam	—	—

Ward M. Hamilton	5,000	$98,415
	10,000	$196,830

(1)	Amounts shown represent the aggregate number of shares acquired upon option exercise.
(2)	For option exercises with respect to options granted on or prior to February 12, 2007, the number of shares acquired upon exercise, the exercise price per share, and the market price at the time of exercise have each been adjusted to reflect the Company’s two-for-one stock split, which was effective February 12, 2007. These adjustments do not impact the aggregate amount of value realized upon exercise.
(3)	Amounts reflect the difference between the exercise price of the option and the market price at the time of exercise.

Potential Payments Upon Termination or Change of Control

The named executive officers are entitled to certain compensation in the event of termination of their employment. This section is intended to discuss these post-employment payments, assuming separation from employment on September 26, 2008, the last business day of the 2008 fiscal year, on the terms currently in effect between the named executive officers and us.

Employment Agreement with Richard A. Packer

We have an employment agreement with Mr. Packer, dated July 19, 1996 and amended on November 17, 2008 (the “Employment Agreement”). Under the Employment Agreement, if we terminate Mr. Packer’s employment without Cause, as defined in the Employment Agreement, following a 30 day notice period:

•	we will continue to pay Mr. Packer his base salary, in effect at the time of the termination, for a period of 12-months;

•	we will provide Mr. Packer with reasonable and customary outplacement services for the shorter of (i) the 12-month period following termination, or (ii) until Mr. Packer accepts a new position; and

•	any stock options held by Mr. Packer will continue to vest over the 12-month period following his termination, as if Mr. Packer were still employed by the Company.

Furthermore, the Employment Agreement provides that all of Mr. Packer’s stock options will fully vest upon the occurrence of a Change of Control, as defined in the 1992 Stock Option Plan.

The Employment Agreement also contains a provision that generally prevents Mr. Packer from competing with us or attempting to hire our employees for three years following Mr. Packer’s termination of employment for any reason.

Severance Agreements

In addition to the Employment Agreement with Mr. Packer, we have also entered into a Senior Executive Severance Agreement with Mr. Packer, dated January 21, 2000 and amended November 17, 2008; an Amended and Restated Executive Severance Agreement with Mr. Whiton, dated April 1, 2002 and amended November 11, 2008; and Executive Severance Agreements with each of Messrs. Flora, dated May 6, 2002 and amended December 1, 2008; Hamilton, dated May 7, 2002 and amended November 25, 2008; and Moghadam, dated August 10, 2005 and amended November 11, 2008 (each a “Severance Agreement” and collectively, the “Severance Agreements”). The Severance Agreements provide for certain payments to be made to each of Messrs. Packer, Whiton, Flora, Hamilton, and Moghadam in connection with a termination of employment following a Change of Control, as defined in each Severance Agreement.

Severance Agreement with Mr. Packer

If, within 36 months of a Change of Control (as defined in the Severance Agreement), Mr. Packer is terminated by the Company for any reason, or if Mr. Packer terminates his employment for any reason, Mr. Packer is entitled to:

•

a lump sum payment equal to two and one-half times the sum of: (i) Mr. Packer’s salary in effect immediately prior to such termination of employment or the Change of Control (whichever is greater), and (ii) Mr. Packer’s most recently paid bonus;

•	continued health and dental insurance coverage for 30 months following termination; and

•	reasonable legal and arbitration fees and expenses incurred by Mr. Packer in enforcing his Severance Agreement.

If, following a Change of Control of the Company, Mr. Packer becomes subject to excise taxes pursuant to Section 4999 of the Internal Revenue Code, the Company will reimburse Mr. Packer for all excise taxes that are imposed pursuant to Section 4999 as well as any income and excise taxes that are payable by Mr. Packer as a result of any such reimbursements for Section 4999 excise taxes.

Mr. Packer’s Severance Agreement will terminate upon the earlier of (i) the termination of Mr. Packer’s employment prior to a Change of Control; (ii) a termination of Mr. Packer’s employment that does not qualify him for the severance benefits set forth above following a Change of Control; or (iii) 36 months following a Change of Control.

Severance Agreement with Mr. Whiton

If, within 18 months after a Change of Control (as defined in the Severance Agreement), Mr. Whiton’s employment terminates in connection with a Terminating Event (defined in the Severance Agreement generally to mean (i) the Company’s termination of Mr. Whiton’s employment for any reason other than certain enumerated reasons, such as willful dishonesty, conviction of a crime, or failure to perform his duties to the Company, or (ii) Mr. Whiton’s termination of his employment for any reason), Mr. Whiton is entitled to:

•

a lump sum payment equal to two times the sum of (i) Mr. Whiton’s salary in effect immediately prior to the Terminating Event or Change of Control (whichever is greater), and (ii) the average amount of the bonuses paid to Mr. Whiton over the prior three years;

•	continued health and dental insurance coverage for 18 months following termination; and

•	reasonable legal and arbitration fees and expenses incurred by Mr. Whiton in enforcing his Severance Agreement.

If following a Change of Control of the Company, Mr. Whiton becomes subject to excise taxes pursuant to Section 4999 of the Internal Revenue Code, the Company can reduce (but not below zero) the severance payments to Mr. Whiton so that the payments will not trigger the excise tax, unless Mr. Whiton would receive greater benefit through the receipt of all severance payments and benefits described above following the payment of all the applicable excise taxes payable under such section.

Mr. Whiton’s Severance Agreement will terminate upon the earliest of (i) termination of Mr. Whiton’s employment prior to a Change of Control, (ii) a termination of Mr. Whiton’s employment after a Change of Control that does not constitute a Terminating Event or (iii) 18 months following a Change of Control.

Severance Agreements with each of Messrs. Flora, Hamilton, and Moghadam

The Severance Agreements with each of Messrs. Flora, Hamilton, and Moghadam provide that if, within 18 months after a Change of Control (as defined in each Severance Agreement), the applicable executive’s employment terminates in connection with a Terminating Event (defined in each Severance Agreement generally to mean (i) the Company’s termination of an executive’s employment for any reason other than certain enumerated reasons, such as willful dishonesty, conviction of a crime or failure to perform the executive’s duties to the Company, or (ii) the Executive’s termination of his employment for Good Reason, as defined in each executive’s respective Severance Agreement), the applicable executive is entitled to:

•

a lump sum payment equal to one and one-half times the sum of (i) the executive’s salary in effect immediately prior to the Terminating Event or Change of Control (whichever is greater), and (ii) the average amount of the bonuses paid to the executive over the prior three years;

•	continued health and dental insurance coverage for 18 months following termination; and

•	reasonable legal and arbitration fees and expenses incurred by such executive in enforcing his Severance Agreement.

If, following a Change of Control of the Company, Messrs. Flora, Hamilton or Moghadam becomes subject to excise taxes pursuant to Section 4999 of the Internal Revenue Code, the Company can reduce (but not below zero) the severance payments to the applicable executive so that the payments will not trigger the excise tax, unless the executive would receive a greater benefit through the receipt of all severance payments and benefits described above, following the executive’s payment of all applicable excise taxes payable pursuant to such section.

Messrs. Flora, Hamilton and Moghadam’s Severance Agreements will each terminate upon the earliest of (i) termination of the executive’s employment prior to a Change of Control, (ii) a termination of the executive’s employment after a Change of Control that does not constitute a Terminating Event or (iii) 18 months following a Change of Control.

2008 Amendments to Employment Agreement with Mr. Packer and Severance Agreements with Messrs. Packer, Whiton, Flora, Hamilton and Moghadam

In November and December 2008, we amended the Employment Agreement with Mr. Packer and the Severance Agreements with each of Messrs. Packer, Whiton, Flora, Hamilton, and Moghadam to, among other things, require a six-month delay to the payment of severance to the executive to the extent required by Section 409A of the Internal Revenue Code to avoid the imposition of a 20% excise tax. If a six-month delay is required, the initial payment to the executive shall include a catch-up amount covering amounts that would otherwise have been paid during the six-month period.

The 2008 amendments to the Employment Agreement with Mr. Packer and the Severance Agreements were intended to ensure that these agreements comply with the provisions of Section 409A of the Internal Revenue Code. The 2008 amendments did not change the economic terms of severance under the Employment Agreement with Mr. Packer or the Severance Agreements other than to require a six-month delay to the payment of severance to the executive to the extent required by Section 409A of the Internal Revenue Code to avoid the imposition of a 20% excise tax, and in the case of Mr. Packer’s Employment Agreement, to clarify that severance payments of 12 months salary to Mr. Packer will be paid in installments and commence on the first pay date on or immediately after the 30-day notice period of Mr. Packer’s termination.

Acceleration of Options upon a Change of Control

Each of the Company’s stock option and incentive plans provide that, upon a Change of Control, as defined in the applicable plan, or a Sale Event as defined in the 2001 and 2006 Plans, each stock option will fully vest and the conditions and restrictions on any restricted stock award will be removed.

The following table outlines the post-employment payments and payments upon a Change of Control of the Company that would be made, assuming separation from the Company or a Change of Control of the Company, on September 26, 2008, the last business day of the 2008 fiscal year:

	Prior to a Change of Control		Upon a Change of Control		Following a Change of Control
Payments and Benefits	Involuntary Termination without Cause		Whether or not Terminated		Involuntary Termination by the Company for any reason		Involuntary Termination by the Company without cause		Termination by the Executive for any reason		Termination by the Executive for Good Reason		Death or Disability
Richard A. Packer
Severance	$400,000	(1)	$0		$2,062,500	(2)	$2,462,500	(1)(2)	$2,062,500	(2)	$2,062,500	(2)	$0
Vesting of Stock Option Awards	$1,036,500	(3)	$2,680,500	(4)	$2,680,500	(4)	$2,680,500	(4)	$2,680,500	(4)	$2,680,500	(4)	$0
Other Benefits	$25,000	(5)	$0		$44,437	(6)	$69,437	(7)	$44,437	(6)	$44,437	(6)	$0
Tax Gross-Up	$0		$0		$0		$0		$0		$0		$0
Total	$1,461,500		$2,680,500		$4,787,437	(8)	$5,212,437	(8)	$4,787,437	(8)	$4,787,437	(8)	$0

A. Ernest Whiton

Severance	$0		$0		$0		$788,333	(9)	$788,333	(9)	$788,333	(9)	$0
Vesting of Stock Option Awards	$0		$750,450	(10)	$750,450	(10)	$750,450	(10)	$750,450	(10)	$750,450	(10)	$0
Other Benefits	$0		$0		$0		$26,662	(11)	$26,662	(11)	$26,662	(11)	$0
Tax Gross-Up	$0		$0		$0		$0		$0		$0		$0
Total	$0		$750,450		$750,450		$1,565,445		$1,565,445	(12)	$1,565,445	(12)	$0

Steven K. Flora

Severance	$0		$0		$0		$558,000	(13)	$0		$558,000	(13)	$0
Vesting of Stock Option Awards	$0		$648,750	(14)	$648,750	(14)	$648,750	(14)	$648,750	(14)	$648,750	(14)	$0
Other Benefits	$0		$0		$0		$26,662	(11)	$0		$26,662	(11)	$0
Tax Gross-Up	$0		$0		$0		$0		$0		$0		$0
Total	$0		$648,750		$648,750		$1,233,412		$648,750		$1,233,412		$0

Alexander N. Moghadam

Severance	$0		$0		$0		$512,188	(13)	$0		$512,188	(13)	$0
Vesting of Stock Option Awards	$0		$805,706	(15)	$805,706	(15)	$805,706	(15)	$805,706	(15)	$805,706	(15)	$0
Other Benefits	$0		$0		$0		$26,662	(11)	$0		$26,662	(11)	$0
Tax Gross-Up	$0		$0		$0		$0		$0		$0		$0
Total	$0		$805,706		$805,706		$1,344,556		$805,706		$1,344,556		$0

Ward M. Hamilton

Severance	$0		$0		$0		$423,250	(13)	$0		$423,250	(13)	$0
Vesting of Stock Option Awards	$0		$509,250	(16)	$509,250	(16)	$509,250	(16)	$509,250	(16)	$509,250	(16)	$0
Other Benefits	$0		$0		$0		$26,662	(11)	$0		$26,662	(11)	$0
Tax Gross-Up	$0		$0		$0		$0		$0		$0		$0
Total	$0		$509,250		$509,250		$959,162		$509,250		$959,162		$0

(1)	The Company will continue to pay Mr. Packer his base salary in effect at the time of termination for a period of 12 months following Mr. Packer’s termination without Cause prior to a Change of Control, following a 30 day notice period, as if Mr. Packer had continued to be employed by the Company.
(2)	Mr. Packer is entitled to two and one-half times the sum of: (i) Mr. Packer’s salary in effect immediately prior to the termination of his employment or the Change of Control (whichever is greater), and (ii) Mr. Packer’s most recently paid bonus. For purposes of this calculation, we have assumed that the terminating event and the Change of Control both occurred on September 26, 2008.

(3)	Upon Mr. Packer’s termination without Cause, following a 30 day notice period, Mr. Packer’s stock options will continue to vest for the following 12 months, as if he were still employed by the Company. As a result, Mr. Packer would be entitled to an incremental value of $1,036,500, attributable to gains realized for the continued vesting of his unvested stock option grants as of September 26, 2008. All values have been calculated using the closing price of $33.79 on September 26, 2008, the last trading day of the fiscal year.
(4)	Upon a Change of Control, Mr. Packer’s unvested stock options will fully vest, resulting in an incremental value of $2,680,500, attributable to gains realized for the acceleration of his unvested stock options as of September 26, 2008. All values have been calculated using the closing price of $33.79 on September 26, 2008, the last trading day of the fiscal year.
(5)	This represents amounts for reasonable and customary outplacement services for the 12-month period following Mr. Packer’s termination without cause prior to a Change of Control, assuming that Mr. Packer received such services for the entire 12-month period.
(6)	This represents the value of continuing Mr. Packer’s health and dental insurance coverage for 30 months following termination of his employment.
(7)	This represents: (a) $25,000 for reasonable and customary outplacement services for the 12-month period following Mr. Packer’s termination without cause prior to a Change of Control, assuming that Mr. Packer received such services for the entire 12-month period; and (b) $44,437, the value of continuing Mr. Packer’s health and dental insurance coverage for 30 months following termination of his employment.
(8)	The Severance Agreement between the Company and Mr. Packer does not distinguish between termination if his employment is terminated by the Company with or without cause or if he terminates his employment for any reason or for good reason. Following a Change of Control, if the Company terminates Mr. Packer’s employment for any reason (including without cause) or if Mr. Packer terminates his employment for any reason (including for good reason), Mr. Packer will receive the amount shown.
(9)	Mr. Whiton is entitled to two times the sum of (i) Mr. Whiton’s salary in effect immediately prior to the Terminating Event or Change of Control (whichever is greater), and (ii) the average amount of the bonuses paid to Mr. Whiton over the prior three years. For purposes of this calculation, we have assumed that the Terminating Event and the Change of Control both occurred on September 26, 2008.
(10)	Upon a Change of Control, Mr. Whiton’s unvested stock options will fully vest, resulting in an incremental value of $750,450, attributable to gains realized for the acceleration of his unvested stock options as of September 26, 2008. All values have been calculated using the closing price of $33.79 on September 26, 2008, the last trading day of the fiscal year.
(11)	This represents the value of continuing the executive’s health and dental insurance coverage for 18 months following termination of his employment.
(12)	The Severance Agreement between the Company and Mr. Whiton does not distinguish between termination if Mr. Whiton terminates his employment for any reason or for good reason. Following a Change of Control, if Mr. Whiton terminates his employment for any reason (with or without good reason), Mr. Whiton will receive the amount shown.
(13)	The executive is entitled to one and one-half times the sum of (i) the executive’s salary in effect immediately prior to the Terminating Event or Change of Control (whichever is greater), and (ii) the average amount of the bonuses paid to the executive over the prior three years. For purposes of these calculations, we have assumed that the Terminating Event and the Change of Control both occurred on September 26, 2008.
(14)	Upon a Change of Control, Mr. Flora’s unvested stock options will fully vest, resulting in an incremental value of $648,750, attributable to gains realized for the acceleration of his unvested stock options as of September 26, 2008. All values have been calculated using the closing price of $33.79 on September 26, 2008, the last trading day of the fiscal year.
(15)	Upon a Change of Control, Mr. Moghadam’s unvested stock options will fully vest, resulting in an incremental value of $805,706, attributable to gains realized for the acceleration of his unvested stock options as of September 26, 2008. All values have been calculated using the closing price of $33.79 on September 26, 2008, the last trading day of the fiscal year.
(16)	Upon a Change of Control, Mr. Hamilton’s unvested stock options will fully vest, resulting in an incremental value of $509,250, attributable to gains realized for the acceleration of his unvested stock options as of September 26, 2008. All values have been calculated using the closing price of $33.79 on September 26, 2008, the last trading day of the fiscal year.

The amounts shown in the above table do not include payments and benefits to the extent they have been earned prior to the termination of employment or are provided on a non-discriminatory basis generally to salaried employees upon termination of employment. Such payments and benefits include accrued salary and vacation pay.

DIRECTOR COMPENSATION

Beginning in calendar 2006, non-employee directors of the Company received: (1) a $22,000 annual retainer, payable quarterly, (2) a $4,000 annual retainer for the Chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee, payable quarterly, (3) a $6,000 annual retainer for the Audit Committee Chairman, payable quarterly, (4) a $2,000 meeting fee for each Board of Directors meeting attended, (5) a $750 meeting fee for each Compensation Committee and Nominating and Corporate Governance Committee meeting attended, (6) a $1,000 meeting fee for each Audit Committee meeting attended, and (7) a $500 meeting fee for participation in each telephonic meeting of the Board or a Committee of the Board. In addition, non-employee directors are eligible to receive awards of options to purchase shares of the Company’s Common Stock under the 2006 Plan. The Company also reimburses the non-employee directors for reasonable expenses incurred in connection with their attendance at Board meetings.

Non-Employee Directors’ Stock Option Plan.

The Company’s Non-Employee Directors’ Stock Option Plan, which was adopted in April 1996 and expired in April 2006, provided that each director of the Company who was not also an employee of the Company would be granted options to purchase 20,000 shares of the Company’s Common Stock (as adjusted for the Company’s two-for-one stock split, effective as of February 12, 2007). Each non-employee director of the Company who served in such position on April 23, 1996, the effective date of the plan, received an option grant as of that date. Each non-employee director who was first elected to the Board of Directors after that date was automatically granted an option to purchase 20,000 shares of Common Stock on the date such person was initially elected to the Board of Directors (as adjusted for the Company’s two-for-one stock split, effective as of February 12, 2007). The exercise price of options granted under the plan was equal to the fair market value of the Common Stock on the date of grant. All options granted under the plan vest in four equal annual installments beginning on the first anniversary of the date of grant. Additionally, all options granted under the plan vest fully upon a change of control, as described in the plan.

Amended and Restated 2006 Non-Employee Director Stock Option Plan

On November 15, 2005, the Board of Directors of the Company adopted certain amendments to the 2006 Plan, which were approved by the Company’s shareholders on January 25, 2006. On November 11, 2008, the Board of Directors of the Company approved certain amendments to the 2006 Plan. The Board of Directors also approved the 2006 Plan Amendment, which is being submitted to shareholders for approval at the Annual Meeting. A summary of certain features of the 2006 Plan is set forth under Proposal 3 below.

On November 14, 2007, the Company awarded to each of its non-employee directors a non-qualified stock option to purchase 2,000 shares of Common Stock pursuant to the 2006 Plan. The exercise price of each stock option is $23.05 per share (the closing price of the Common Stock on the date of grant).

Director Summary Compensation Table

The table below summarizes the compensation paid to non-employee directors for the fiscal year ended September 28, 2008. Directors who are employees receive no additional compensation for Board service.

DIRECTOR COMPENSATION(1)(2)

Name	Fees Earned or Paid in Cash ($)(3)	Option Awards ($)(4)	Other Compensation ($)(5)	Total ($)
James W. Biondi, M.D.	$35,250	$20,423	$107,220	$162,893
Thomas M. Claflin, II	$32,250	$20,423	$107,220	$159,893
Robert J. Halliday	$37,000	$20,423	$107,220	$164,643
Daniel M. Mulvena	$37,500	$20,423	$107,220	$165,143
Benson F. Smith	$43,000	$20,423	$107,220	$170,643
Lewis H. Rosenblum	$21,500	$45,015	$137,800	$204,315
John J. Wallace	$38,000	$67,690	$145,680	$251,370

(1)	Mr. Packer, our Chief Executive Officer, is not included in this table as he is an employee of the Company and receives no compensation for his services as a director. The compensation received by Mr. Packer as an employee of the Company is shown in the Summary Compensation Table.
(2)	We do not maintain any non-equity incentive plans, pension plans, or non-qualified deferred compensation plans for the benefit of our directors. No directors received any other compensation other than what is listed above.
(3)	Total reflects fees and retainers earned.
(4)	Amounts listed reflect the dollar amount recognized for financial statement reporting purposes in fiscal year 2008 in accordance with SFAS No. 123R on stock option awards and thus includes amounts from awards granted prior to fiscal year 2008. Information related to the financial reporting of stock options is presented in Footnotes A and L to the Consolidated Financial Statements presented in our 2008 10-K.
(5)	Assuming a Change of Control of the Company on September 26, 2008, the last trading day of the 2008 fiscal year, the directors’ stock options would have fully vested, as described in the Company’s 2006 Plan and Non-Employee Director Stock Option Plan. The amounts listed reflect the incremental value attributable to gain realized upon the acceleration of the unvested stock option grants that would have vested upon the Change of Control of the Company and have not actually been received by the directors. All values have been calculated using the closing price of $33.79 on September 26, 2008, the last trading day of the 2008 fiscal year.

The following table sets forth information with respect to the directors concerning outstanding stock option awards as of September 28, 2008.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) (Exerciseable)	Number of Securities Underlying Unexercised Options (#) (Unexerciseable)		Option Exercise Price ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
James W. Biondi, M.D.	2/4/1999	20,000	0		$5.44	$29,077
	11/6/2002	2,000	0		$17.56	$22,120
	11/9/2004	2,000	0		$16.52	$19,440
	11/15/2005	2,000	2,000	(2)	$11.26	$23,620
	11/14/2006	1,000	3,000	(3)	$20.23	$42,160
	11/14/2007	0	2,000	(4)	$23.05	$22,920

Thomas M. Claflin, II	11/6/2002	2,000	0		$17.56	$22,120
	11/9/2004	2,000	0		$16.52	$19,440
	11/15/2005	2,000	2,000	(2)	$11.26	$23,620
	11/14/2006	1,000	3,000	(3)	$20.23	$42,160
	11/14/2007	0	2,000	(4)	$23.05	$22,920

Robert J. Halliday	7/16/2003	20,000	0		$17.26	$207,800
	11/9/2004	2,000	0		$16.52	$19,440
	11/15/2005	2,000	2,000	(2)	$11.26	$23,620
	11/14/2006	1,000	3,000	(3)	$20.23	$42,160
	11/14/2007	0	2,000	(4)	$23.05	$22,920

Daniel M. Mulvena	11/6/2002	2,000	0		$17.56	$22,120
	11/9/2004	2,000	0		$16.52	$19,440
	11/15/2005	2,000	2,000	(2)	$11.26	$23,620
	11/14/2006	1,000	3,000	(3)	$20.23	$42,160
	11/14/2007	0	2,000	(4)	$23.05	$22,920

Lewis H. Rosenblum	1/28/2008	0	20,000	(5)	$26.90	$281,600

Benson F. Smith	2/8/2000	20,000	0		$17.56	$93,859
	11/6/2002	2,000	0		$17.56	$22,120
	11/9/2004	2,000	0		$16.52	$19,440
	11/15/2005	2,000	2,000	(2)	$11.26	$23,620
	11/14/2006	1,000	3,000	(3)	$20.23	$42,160
	11/14/2007	0	2,000	(4)	$23.05	$22,920

John J. Wallace	4/27/2007	5,000	15,000	(6)	$25.51	$264,800
	11/14/2007	0	2,000	(4)	$23.05	$22,920

(1)	The amounts included in this column represent the full grant date fair value of the option awards computed in accordance with SFAS No. 123R. Information related to the financial reporting of stock options is presented in Footnotes A and L to the Consolidated Financial Statements presented in our 2008 10-K.
(2)	The option vests in four equal annual installments commencing on November 15, 2006.
(3)	The option vests in four equal annual installments commencing on November 14, 2006.
(4)	The option vests in four equal annual installments commencing on November 14, 2008.
(5)	The option vests in four equal annual installments commencing on January 28, 2009.
(6)	The option vests in four equal annual installments commencing on April 27, 2008.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED

2001 STOCK INCENTIVE PLAN

Proposal

The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On November 11, 2008, the Board of Directors approved certain amendments to the 2001 Plan. The Board of Directors also approved the 2001 Plan Amendment, subject to shareholder approval, to increase the aggregate number of shares authorized for issuance under the 2001 Plan by 730,000 shares to 3,250,000 shares of Common Stock. The 2001 Plan Amendment also provides that no more than 150,000 of such shares may be issued in the form of restricted stock awards, an increase of 30,000 shares from the previous limit on issuances of restricted stock awards under the 2001 Plan. The proposed 2001 Plan Amendment is designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to the Company’s officers, employees and other key persons and to ensure that the Company can continue to grant stock options and restricted stock awards to such persons at levels determined to be appropriate by the Compensation Committee. A copy of the 2001 Plan (as amended by the proposed 2001 Plan Amendment) is attached as Appendix A to this proxy statement and is incorporated herein by reference.

Summary of Material Features

The material features of the 2001 Plan are:

•	The award of non-qualified stock options and restricted stock is permitted;

•	Any material amendment to the 2001 Plan is subject to approval by the Company’s shareholders; and

•	The term of the 2001 Plan will expire on January 20, 2019.

The proposed 2001 Plan Amendment would:

•	increase the aggregate number of shares authorized for issuance under the 2001 Plan by 730,000 shares to 3,250,000 shares of Common Stock; and

•

provide that no more than 150,000 of such shares may be issued in the form of restricted stock awards, an increase of 30,000 shares from the previous limit on issuances of restricted stock awards under the 2001 Plan.

The number of shares authorized for issuance under the 2001 Plan was previously adjusted to reflect the Company’s two-for-one stock split effective February 12, 2007.

Based solely on the closing price of the Company’s Common Stock as reported by the NASDAQ Global Select Market on December 5, 2008 and the maximum number of shares that would have been available for awards as of such date taking into account the proposed increase described herein, the maximum aggregate market value of the Common Stock that could potentially be issued under the 2001 Plan is $15,450,985. The shares issued under the 2001 Plan will be authorized but unissued shares or shares that the Company reacquires. The shares of Common Stock underlying any awards that are forfeited, canceled, reacquired by the Company, satisfied without any issuance of stock, expire or are otherwise terminated (other than by exercise) under the 2001 Plan are added back to the shares of Common Stock available for issuance under the 2001 Plan.

Summary of the 2001 Plan

The following description of certain features of the 2001 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2001 Plan that is attached hereto as Appendix A.

Plan Administration. The 2001 Plan is administered by the Compensation Committee. The Compensation Committee has full power to, among other things, select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of non-qualified stock options and restricted stock awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2001 Plan. The Compensation Committee may delegate to the Company’s Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, and not subject to Section 162(m) of the Internal Revenue Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2001 Plan are those full or part-time officers, employees, and other key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion. Approximately 300 individuals are currently eligible to participate in the 2001 Plan, which includes 19 officers and 281 employees who are not officers.

Plan Limits. The maximum award of stock options granted to any one individual will not exceed 200,000 shares of Common Stock (subject to adjustment for stock splits and similar events) during any 12-month period.

Stock Options. The 2001 Plan permits the granting of options to purchase Common Stock that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code. Non-qualified options may be granted to eligible employees and key persons of the Company or its subsidiaries. The option exercise price of each option is determined by the Compensation Committee at the time of grant but may not be less than 100% of the fair market value of the Common Stock on the date of grant. Fair market value for this purpose is made by reference to market quotations of the shares of Common Stock on the NASDAQ Global Select Market on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in the Company’s capital structure.

The term of each option is fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2001 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value that does not exceed the aggregate exercise price.

Restricted Stock. The Compensation Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain pre-established performance goals and objectives and/or continued employment with the Company through a specified restricted period.

Change of Control Provisions. The 2001 Plan provides that upon the effectiveness of a “change of control” or a “sale event” as defined in the 2001 Plan, except as otherwise provided by the Compensation Committee with respect to particular awards, all stock options automatically become fully exercisable and the restrictions and conditions on restricted stock awards with time-based conditions and continued employment conditions will be deemed removed. Upon the effective time of a sale event, the 2001 Plan and all outstanding awards under the 2001 Plan will terminate unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. In addition, in the case of a sale event in which the Company’s shareholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options equal to the difference between the per share cash consideration and the exercise price of the options.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2001 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2001 Plan, to certain limits in the 2001 Plan, and to any outstanding awards to reflect stock dividends, stock splits, and similar events.

Tax Withholding. Participants in the 2001 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of Common Stock to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2001 Plan, and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of The NASDAQ Stock Market LLC, any amendments that materially change the terms of the 2001 Plan are subject to approval by the Company’s shareholders. Amendments are also subject to approval by the Company’s shareholders if and to the extent determined by the Compensation Committee to be required to ensure that compensation earned under the 2001 Plan qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Effective Date of 2001 Plan. The 2001 Plan was originally adopted by the Board of Directors on November 8, 2001 and approved by the Company’s shareholders on February 12, 2002. The 2001 Plan was subsequently amended and restated by the Board of Directors on December 17, 2003 and amended by the Board of Directors on November 15, 2005, with the Company’s shareholders approving such amendments on February 11, 2004 and January 26, 2006, respectively. The Board of Directors adopted certain amendments to the 2001 Plan on November 11, 2008. The Board of Directors also approved the 2001 Plan Amendment on November 11, 2008, subject to approval by the Company’s shareholders. The 2001 Plan Amendment will become effective on the date it is approved by the Company’s shareholders. No awards may be granted under the 2001 Plan after January 20, 2019.

New Plan Benefits

Because the grant of awards under the 2001 Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the 2001 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2001 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during fiscal 2008: each named executive officer; all current executive officers, as a group; and all employees who are not executive officers, as a group.

	Options		Restricted Stock
Name and Position	Average Exercise Price	Number (#)	Number (#)
Richard A. Packer	$23.05	50,000	—
A. Ernest Whiton	$23.05	10,000	—
Alexander N. Moghadam	$23.05	15,000	—
Steven K. Flora	$23.05	10,000	—
Ward M. Hamilton	$23.05	7,500	—
All current executive officers, as a group	$25.25	123,500	300
All current employees who are not executive officers, as a group	$23.82	124,750	14,450

Tax Aspects Under the Internal Revenue Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2001 Plan. It does not describe all federal tax consequences under the 2001 Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer. The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein. Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor. The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Restricted Stock Awards. The Company generally will be entitled to a tax deduction in connection with a restricted stock award under the 2001 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award vests or becomes non-forfeitable.

Parachute Payments. The vesting of any portion of an option or restricted stock award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Internal Revenue Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Internal Revenue Code, the Company’s deduction for certain awards under the 2001 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the principal financial officer) receives compensation in excess of $1,000,000 a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Internal Revenue Code). The 2001 Plan is structured to allow certain awards to qualify as performance-based compensation.

Vote Required for Approval

The approval of the 2001 Plan Amendment requires that a majority of the shares voting on such proposal vote FOR such approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2001 PLAN AMENDMENT.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

Proposal

The purpose of the 2006 Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company or any of its subsidiaries to serve as members of the Board of Directors of the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On November 11, 2008, the Board of Directors approved certain amendments to the 2006 Plan. The Board of Directors also approved the 2006 Plan Amendment, subject to shareholder approval, to increase the aggregate number of shares authorized for issuance under the 2006 Plan by 35,000 shares to 157,500 shares of Common Stock. The proposed 2006 Plan Amendment is designed to enhance the flexibility of the Compensation Committee in granting stock options to the Company’s non-employee directors to ensure that the Company can continue to grant stock options to such persons at levels determined to be appropriate by the Compensation Committee. A copy of the 2006 Plan (as amended by the proposed 2006 Plan Amendment) is attached as Appendix B to this proxy statement and is incorporated herein by reference.

Summary of Material Features

The material features of the 2006 Plan are:

•	The award of non-qualified stock options is permitted;

•	Any material amendment to the 2006 Plan is subject to approval by the Company’s shareholders; and

•	The term of the 2006 Plan will expire on January 20, 2019.

The proposed 2006 Plan Amendment would increase the aggregate number of shares authorized for issuance under the 2006 Plan by 35,000 shares to 157,500 shares of Common Stock. The number of shares authorized for issuance under the 2006 Plan was previously adjusted to reflect the Company’s two-for-one stock split effective February 12, 2007.

Based solely on the closing price of the Company’s Common Stock as reported by the NASDAQ Global Select Market on December 5, 2008 and the maximum number of shares that would have been available for awards as of such date taking into account the proposed increase described herein, the maximum aggregate market value of the Common Stock that could potentially be issued under the 2006 Plan is $1,035,450. The shares issued under the 2006 Plan will be authorized but unissued shares or shares that the Company reacquires. The shares of Common Stock underlying any awards that are forfeited, canceled, reacquired by the Company, satisfied without any issuance of stock, expire or are otherwise terminated (other than by exercise) under the 2006 Plan are added back to the shares of Common Stock available for issuance under the 2006 Plan.

Summary of the 2006 Plan

The following description of certain features of the 2006 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2006 Plan that is attached hereto as Appendix B.

Plan Administration. The 2006 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select the non-employee directors to whom awards will be granted and to determine the time of grant and the number of options granted to the non-employee directors, subject to the provisions of the 2006 Plan.

Eligibility. Persons eligible to participate in the 2006 Plan are the directors of the Company that are not employees of the Company or its subsidiaries. All seven non-employee directors are currently eligible to participate in the 2006 Plan.

Stock Options. The 2006 Plan permits the granting of options that do not so qualify as incentive stock options under Section 422 of the Internal Revenue Code. The option exercise price of each option is determined by the Compensation Committee at the time of grant but may not be less than 100% of the fair market value of the Common Stock on the date of grant. Fair market value for this purpose is made by reference to market quotations of the shares of Common Stock on the NASDAQ Global Select Market on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in the Company’s capital structure. The term of each option shall be ten years from the date of grant. Options become exercisable in four equal annual installments over a four-year period beginning on the first anniversary of the date of grant but may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2006 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value that does not exceed the aggregate exercise price.

Automatic Initial Grants to Non-Employee Directors. The 2006 Plan generally provides for the automatic grant of an option to purchase 20,000 shares of Common Stock to each non-employee director on the third business day after such non-employee director is initially elected to the Board of Directors. The exercise price of the automatically granted stock options is equal to 100% of the fair market value of the Common Stock on the date of grant and, unless otherwise accelerated by the Compensation Committee, the option is exercisable in four equal annual installments over a four-year period beginning on the first anniversary of the date of grant and expires ten years after the date of grant.

Change of Control Provisions. The 2006 Plan provides that upon the effectiveness of a “change of control” or a “sale event” as defined in the 2006 Plan, all stock options automatically become fully exercisable. Upon the effective date of a sale event, the 2006 Plan and all outstanding options under the 2006 Plan will terminate unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. In addition, in the case of a sale event in which the Company’s shareholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options equal to the difference between the per share cash consideration and the exercise price of the options.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2006 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2006 Plan, to the number of stock options automatically granted to non-employee directors and to any outstanding awards to reflect stock dividends, stock splits, and similar events.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2006 Plan and the Compensation Committee may at any time amend or cancel any outstanding stock option for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding stock option without the holder’s consent. To the extent required under the rules of The NASDAQ Stock Market LLC, any amendments that materially change the terms of the 2006 Plan are subject to approval by the Company’s shareholders.

Effective Date of 2006 Plan. The 2006 Plan was originally adopted by the Board of Directors on November 15, 2005 and approved by the Company’s shareholders on January 25, 2006. The Board of Directors adopted certain amendments to the 2006 Plan on November 11, 2008. The Board of Directors also approved the 2006 Plan Amendment on November 11, 2008, subject to approval by the Company’s shareholders. The 2006 Plan Amendment will become effective on the date it is approved by the Company’s shareholders. No stock options may be granted under the 2006 Plan after January 20, 2019.

New Plan Benefits

Except for the automatic grant of an option to purchase 20,000 shares of Common Stock on the third business day following a non-employee director’s election to the Board of Directors, the grant of stock options under the 2006 Plan is within the discretion of the Compensation Committee. Thus, the Company cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the 2006 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2006 Plan, the following table provides information concerning the benefits that were received by the non-employee directors during fiscal 2008.

	Options
Name and Position	Average Exercise Price	Number (#)
Non-Employee Directors	$25.46	32,000	(1)

(1)	Represents an option to purchase 2,000 shares of Common Stock at an exercise price of $23.05 per share granted to each of Dr. Biondi and Messrs. Claflin, Halliday, Mulvena, Smith and Wallace on November 14, 2007 and an option to purchase 20,000 shares of Common Stock at an exercise price of $26.90 per share granted to Mr. Rosenblum on January 28, 2008 upon his election to the Company’s Board of Directors.

Tax Aspects Under the Internal Revenue Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2006 Plan. It does not describe all federal tax consequences under the 2006 Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer. The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein. Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor. The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments. The vesting of any portion of an option that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Internal Revenue Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Vote Required for Approval

The approval of the 2006 Plan Amendment requires that a majority of the shares voting on such proposal vote FOR such approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2006 PLAN AMENDMENT.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 28, 2008 regarding shares of Common Stock that may be issued under the Company’s equity compensation plans consisting of the 2001 Plan, 2006 Plan, 1992 Stock Option Plan and Non-Employee Directors’ Stock Option Plan.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders:	1,901,819	(1)	$18.42	632,065	(2)
Equity compensation plans not approved by security holders:	—		N/A	—
Total	1,901,819	(1)	$18.42	632,065	(2)

(1)	Does not include 42,500 shares of restricted Common Stock issued under the 2001 Plan, since such shares are issued and outstanding.
(2)	Includes 55,470 shares available for issuance as restricted Common Stock under the 2001 Plan.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has:

•	Reviewed and discussed the audited financial statements with management.

•

Discussed with the independent registered public accounting firm, BDO Seidman, LLP, the matters required to be discussed by SAS 61, as amended, as adopted by the Public Accounting Oversight Board (PCAOB) in Rule 3200T.

•

Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the PCAOB in Rule 3600T, and has discussed with the independent registered public accounting firm its independence.

•

Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

BENSON F. SMITH, Chairman,

ROBERT J. HALLIDAY

and JOHN J. WALLACE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 23, 2008, the Audit Committee of the Board of Directors dismissed Ernst & Young LLP and appointed BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ended September 28, 2008. The Audit Committee of the Board of Directors has selected BDO Seidman, LLP to serve as its independent registered public accounting firm for the fiscal year ending September 27, 2009, subject to approval of BDO Seidman, LLP’s proposed fee schedule.

Ernst & Young LLP served as the Company’s independent registered public accounting firm from 1984 until its dismissal on June 23, 2008. The reports of Ernst & Young LLP on the Company’s financial statements for 2006 and 2007 fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: Ernst & Young LLP’s report on the consolidated financial statements of the Company as of and for the years ended September 30, 2007 and October 1, 2006 contained a separate paragraph stating that “As discussed in Note A to the consolidated statements, effective October 2, 2005, the Company adopted Statement of Financial Accounting Standards No. 123R, “Share-Based Payments” using the modified-prospective transition method.”

During the 2006 and 2007 fiscal years and through June 23, 2008, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years. During the 2006 and 2007 fiscal years and through June 23, 2008, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the 2006 and 2007 fiscal years and through June 23, 2008, the Company did not consult with BDO Seidman, LLP regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion BDO Seidman, LLP might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

A representative of BDO Seidman, LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

Audit Fees

During fiscal 2008, the aggregate fees and expenses billed for professional services rendered by BDO Seidman, LLP for the audit of the Company’s annual financial statements, the review of the Company’s quarterly financial statements, internal control reporting and statutory filings totaled $723,000, and the aggregate fees and expenses billed for professional services rendered by Ernst & Young LLP for the review of the Company’s quarterly financial statements, internal control reporting, statutory filings, and services related to registration statements totaled $136,000. During fiscal 2007, the aggregate fees and expenses billed by Ernst & Young LLP for the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements, internal control reporting, statutory filings, and services related to registration statements totaled $968,000.

Audit-Related Fees

During fiscal 2008, the aggregate fees and expenses billed by BDO Seidman, LLP related to services for accounting consultations totaled $19,000, and the aggregate fees and expenses billed by Ernst & Young LLP related to services for accounting consultations totaled $83,000. During fiscal 2007, the aggregate fees and expenses billed by Ernst & Young LLP for such services totaled $83,000.

Tax Fees

During fiscal 2008, the aggregate fees and expenses billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning totaled $120,000. BDO Seidman, LLP was not engaged to provide tax services to the Company during fiscal 2008. During fiscal 2007, the aggregate fees and expenses billed for professional services rendered by Ernst & Young LLP for such services totaled $122,399.

All Other Fees

During fiscal 2008, there were no fees and expenses billed for professional services rendered by BDO Seidman, LLP or Ernst & Young LLP to the Company not covered in the three preceding paragraphs. During fiscal 2007, there were no fees and expenses billed for professional services rendered by Ernst & Young LLP to the Company not covered in the three preceding paragraphs.

The Audit Committee must pre-approve all audit and permitted non-audit services to be provided by the Company’s independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the Securities and Exchange Commission. Each year, the Audit Committee approves the appointment of the independent registered public accounting firm to audit the Company’s financial statements, including the associated fee. All of the services described in the four preceding paragraphs were approved by the Audit Committee. The Audit Committee has considered whether the provision of such services, including non-audit services, by BDO Seidman, LLP or Ernst & Young LLP, as applicable, is compatible with maintaining BDO Seidman, LLP’s or Ernst & Young LLP’s independence, as applicable, and has concluded that it is.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Raymond C. Zemlin, the Assistant Secretary of the Company, is a partner in the law firm of Goodwin Procter LLP, outside counsel to the Company.

Pursuant to the Audit Committee Charter, as amended, all related party transactions are reviewed on an ongoing basis by the Audit Committee and all such transactions must be approved by the Audit Committee. The term “related party” includes: directors, director nominees, executive officers, 5% shareholders and their respective immediate family members and other persons sharing their households and generally covers related person transactions that meet the minimum threshold for disclosure under relevant Securities and Exchange Commission rules. Such related person transactions generally involve amounts exceeding $120,000. The purpose of the review is to determine that such transactions are conducted on terms not materially less favorable than what would be usual and customary in transactions between unrelated persons and, in the case of transactions involving directors, to determine whether such transactions affect the independence of a director in accordance with the relevant rules and standards issued by the Securities and Exchange Commission and The NASDAQ Stock Market LLC.

The Company’s Director of Governance (a member of the Company’s finance and accounting staff), in consultation with the Company’s legal department, identifies any potential related party transactions and if he determines that a transaction constitutes a related person transaction, provides relevant details to the Audit Committee. The Audit Committee reviews relevant information concerning any proposed transaction contemplated by the Company with an individual or entity that is the subject of a disclosed relationship, and approves or disapproves the transaction, with or without conditions.

During the 2008 fiscal year, the Company was not a participant in any related party transactions that required disclosure under this heading.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission and the NASDAQ Stock Market LLC. Such directors, executive officers, and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of reports furnished to the Company, and on written representations from certain reporting persons, the Company believes that, with respect to the fiscal year ended September 28, 2008, each director, executive officer, and 10% shareholder of the Company’s securities made timely filings of all reports required by Section 16 of the Exchange Act, except as described below. James W. Biondi filed a late Form 4 on December 13, 2007 to report a transaction that occurred on December 6, 2007. Pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2008, FMR LLC held 14.987% of the Company’s Common Stock as of the date of such Schedule 13G/A. As disclosed in the Company’s proxy statement for the 2008 Annual Meeting of Shareholders, FMR LLC did not file a Form 3 to report that it became a 10% shareholder in fiscal 2007. Similarly, in fiscal 2008, FMR LLC did not file a Form 3 to report that it had become a 10% shareholder and did not file a Form 4 to report the transaction or transactions that resulted in its increased ownership of the Company’s Common Stock. Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on October 10, 2008, Capital Research Global Investors held 10.6% of the Company’s Common Stock as of the date of such Schedule 13G. Capital Research Global Investors did not file a Form 3 to report that it had become a 10% shareholder.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL

YEAR ENDING SEPTEMBER 27, 2009

The Audit Committee of the Board of Directors of the Company has selected the accounting firm of BDO Seidman, LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending September 27, 2009 subject to approval of BDO Seidman, LLP’s proposed fee schedule. BDO Seidman, LLP is considered by management of the Company to be well qualified. A representative of BDO Seidman, LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she desires, and will be available to respond to appropriate questions.

Although the Company is not required to submit the ratification of the selection of its independent registered public accounting firm to a vote of shareholders, the Audit Committee of the Board of Directors believes that it is sound policy to do so. In the event that the majority of the votes cast are against the selection of BDO Seidman, LLP, the Audit Committee will consider the vote and the reasons for it in future decisions on the selection of independent registered public accounting firms. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different registered public accounting firm if the Audit Committee believes that such a change would be in the best interests of the Company and its shareholders.

Vote Required For Approval

The ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2009 requires that a majority of the shares voting on such proposal vote FOR such ratification.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 27, 2009.

OTHER MATTERS

Principal and Management Shareholders

Unless otherwise indicated, the following table presents information regarding beneficial ownership of the Company’s Common Stock as of December 5, 2008 by (1) each of the named executive officers and (2) the persons or entities believed by the Company to be beneficial owners of more than 5% of the Company’s Common Stock based on certain filings made under Section 13 of the Exchange Act. All such information was provided by the shareholders listed and reflects their beneficial ownership as of the dates specified in the footnotes to the table. Unless otherwise indicated, the address for the individuals below is the Company’s address.

Name and Address of Beneficial Owner	No. of Shares Beneficially Owned (1)(2)	Percent of Class
Richard A. Packer(3)	343,100	1.6%
A. Ernest Whiton(4)	86,000	*
Alexander N. Moghadam(5)	70,000	*
Steven K. Flora(6)	47,500	*
Ward M. Hamilton(7)	109,641	*

AXA Financial, Inc.(8)	1,099,432	5.2%
1290 Avenue of the Americas
New York, NY 10104

Capital Research Global Investors(9)	2,225,000	10.6%
333 South Hope Street
Los Angeles, CA 90071

BlackRock, Inc.(10)	1,321,977	6.3%
40 East 52nd Street
New York, NY 10022

FMR LLC(11)	2,064,154	9.8%
82 Devonshire Street
Boston, MA 02109

Renaissance Technologies Corp.(12)	1,326,500	6.3%
800 Third Avenue
New York, NY 10022

HealthCor Management, L.P. and related entities(13)	1,270,279	6.0%
Carnegie Hall Tower
152 West 57th Street, 47th Floor
New York, NY 10019

*	Less than 1%.
(1)	The shareholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to the information contained in the other footnotes to this table.
(2)	The Company’s calculation of the percentage of shares beneficially owned by the shareholders in this table is based upon the number of shares of the Company’s Common Stock outstanding as of December 5, 2008 (21,061,255), plus for each listed beneficial owner, any shares of Common Stock that the listed beneficial owner has the right to acquire within 60 days after December 5, 2008. The number of shares beneficially owned by holders of 5% or more of the Company’s voting securities is based on the applicable filings with the Securities and Exchange Commission.
(3)	Includes 316,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days after December 5, 2008. Does not include 162,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock, which are not exercisable within 60 days of December 5, 2008.

(4)	Represents 86,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days of December 5, 2008. Does not include options to purchase 47,000 shares of Common Stock, which are not exercisable within 60 days of December 5, 2008.
(5)	Represents 70,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days after December 5, 2008. Does not include options to purchase 52,000 shares of Common Stock, which are not exercisable within 60 days of December 5, 2008.
(6)	Includes 8,000 shares of Common Stock held by Robert W. Baird & Co., Inc. TTEE FBO Steven K. Flora IRA. Includes 39,500 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days after December 5, 2008. Does not include options to purchase 42,000 shares of Common Stock, which are not exercisable within 60 days of December 5, 2008.
(7)	Includes 90,875 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days after December 5, 2008. Does not include options to purchase 25,625 shares of Common Stock, which are not exercisable within 60 days of December 5, 2008.
(8)	Based on the share information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008. Includes 2,300 shares held by its affiliate, AXA Konzern AG (Germany), 1,095,032 shares held by its affiliate AXA Rosenberg Investment Management LLC, 1,400 shares held by its affiliate AllianceBernstein L.P. and 700 shares held by its affiliate AXA Equitable Life Insurance Company.
(9)	Based on the share information set forth in a Schedule 13G filed with the Securities and Exchange Commission on October 10, 2008.
(10)	Based on the share information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2008. Total includes shares held by its subsidiaries BlackRock Advisors LLC, BlackRock Capital Management, Inc., BlackRock Investment Management LLC, BlackRock Japan Co. Ltd and State Street Research & Management Co.
(11)	Based on the share information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on September 10, 2008. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees. Pyramis Global Advisors Trust Company (“PGATC”), 53 State Street, Boston, Massachusetts 02109, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 722,528 shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole dispositive power over 722,528 shares and sole power to vote or to direct the voting of 652,274 shares of Common Stock owned by the institutional account(s) managed by PGATC as reported above.
(12)	Based on the share information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2008. Dr. James H. Simons is a control person of Renaissance Technologies Corp. (“RTC”) and has sole dispositive power and sole power to vote or to direct the voting of 1,326,500 shares of Common Stock owned by RTC.
(13)

Based on share information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2008. Collectively, HealthCor, L.P., HealthCor Offshore, Ltd., HealthCor Hybrid Offshore, Ltd. and HealthCor Strategic, LLC (each a “Fund” and together, the “Funds”) are the beneficial owners of a total of 1,270,279 shares of the Company’s Common Stock. By virtue of its position as the investment manager of the Funds, HealthCor Management, L.P. may be deemed a beneficial owner of all the shares of Common Stock owned by the Funds. HealthCor Associates, LLC is the general partner of HealthCor Management, L.P. and thus may also be deemed to beneficially own the shares of Common Stock that are beneficially owned by the Funds. HealthCor Group LLC is the general partner of HealthCor Capital, L.P., which is in turn the general partner of HealthCor, L.P. Accordingly, each of HealthCor

Capital L.P. and HealthCor Group, LLC may be deemed to beneficially own the shares of Common Stock that are beneficially owned by HealthCor, L.P. As the Managers of HealthCor Associates, LLC, Arthur Cohen and Joseph Healey exercise both voting and investment power with respect to these shares of Common Stock and, therefore, each may be deemed a beneficial owner of such Common Stock. Each of these reporting persons disclaims any beneficial ownership of any such shares of Common Stock in excess of their actual pecuniary interest therein.

Amendment to Amended and Restated By-Laws

On November 11, 2008, the Board of Directors approved an amendment to the Company’s Amended and Restated By-Laws, as amended, to allow the Chief Executive Officer, the President or a Vice President and the Treasurer or an Assistant Treasurer to sign certificates of the capital stock of the Company. Previously, only the President or a Vice President and the Treasurer or an Assistant Treasurer were permitted to sign certificates of the capital stock of the Company. A copy of the Certificate of Amendment to the Company’s Amended and Restated By-Laws, as amended, was filed as Exhibit 3.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 12, 2008.

Solicitation of Proxies

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers, and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company will also request persons, firms, and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

Shareholder Proposals

For a proposal of a shareholder to be included in the Company’s proxy statement for the Company’s 2010 Annual Meeting of Shareholders, it must be received at the principal executive offices of the Company on or before August 21, 2009. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement.

In addition, the Company’s Amended and Restated By-Laws provide that any shareholder wishing to nominate a director or have a shareholder proposal considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the Amended and Restated By-laws, to the Company at its principal executive offices (a) not less than 75 calendar days nor more than 120 calendar days prior to the anniversary date of the immediately preceding annual meeting of shareholders or special meeting in lieu thereof (the “Anniversary Date”) or (b) in the case of a special meeting of shareholders in lieu of the annual meeting or in the event that the annual meeting of shareholders is called for a date more than 30 calendar days prior to the Anniversary Date, not later than the close of business on (i) the 10th calendar day (or if that day is not a business day for the Company, on the next succeeding business day) following the earlier of (1) the date on which notice of the date of such meeting was mailed to shareholders or (2) the date on which the date of such meeting was publicly disclosed or (ii) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Company, on the next succeeding business day). For next year’s scheduled annual meeting, the deadline for submission of notice is November 6, 2009. Any proposal or nomination submitted after November 6, 2009 will be untimely. Any such proposal should be mailed to: ZOLL Medical Corporation, 269 Mill Road, Chelmsford, Massachusetts 01824, Attention: Secretary.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS

IMPORTANT TO THE COMPANY. PLEASE COMPLETE, DATE, SIGN,

AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

ZOLL MEDICAL CORPORATION

December 19, 2008

Appendix A

ZOLL MEDICAL CORPORATION

AMENDED AND RESTATED

2001 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the ZOLL Medical Corporation Amended and Restated 2001 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees and other key persons (including consultants) of ZOLL Medical Corporation, a Massachusetts corporation (the “Company”), and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Non-Qualified Stock Options and Restricted Stock Awards.

“Board” means the Board of Directors of the Company.

“Change of Control” is defined in Section 12.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Corporate Transaction” is defined in Section 12(c)(iii).

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Effective Date” means the date on which the Plan was approved by stockholders as set forth in Section 14.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Incumbent Directors” is defined in Section 12(c)(ii).

“Independent Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock” is defined in Section 6(a).

“Restricted Stock Award” means Awards granted pursuant to Section 6.

“Sale Event” is defined in Section 3(c).

“Sale Price” is defined in Section 3(c).

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” or “Subsidiaries” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Voting Securities” is defined in Section 12(c)(i).

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Committee. The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the “Administrator”).

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Non-Qualified Stock Options and Restricted Stock Awards or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option, the price of Restricted Stock and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Indemnification. Neither the Administrator, the Board nor the Committee, nor any member of any of them or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Administrator, the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or indemnification agreement between such individual and the Company.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,250,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 150,000 shares shall be issued in the form of Restricted Stock Awards. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no individual grantee may be granted Stock Options to acquire, in the aggregate, more than 200,000 shares of Stock during any 12-month period under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Restricted Stock Awards, (ii) the number of Stock Options that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan; provided that no such adjustment shall be made in the case of a Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

(d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan shall be Non-Qualified Stock Options. No Incentive Stock Options may be granted under the Plan.

(a) Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.

(ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(D) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price with previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(b) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price, if any, as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Restricted Stock Awards granted under the Plan shall be granted for, and in consideration of, past services rendered to the Company or a Subsidiary or other lawful consideration. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such Award agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 6(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 10 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and/or its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any), from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 9 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries, and such shares shall be subject to the Company’s right of repurchase as provided in Section 6(c) above.

(e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. TAX MATTERS

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

(c) Notice of Election Under Section 83(b). Each Restricted Stock grantee making an election under Section 83(b) of the Code and the rulings and regulations thereunder, will provide a copy thereof to the Company within 30 days of the filing of such election with the Internal Revenue Service. In the event a Restricted Stock grantee does not provide to the Company a copy of a valid election under Section 83(b) of the Code filed with the Internal Revenue Service with respect to a Restricted Stock Award, the Company may presume that no such election was filed and, accordingly, withheld from any payments (including salary and bonuses) otherwise payable to the Restricted Stock grantee in order to comply with any withholding obligation arising upon the termination of any restriction.

SECTION 8. SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 9. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 10. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Sections 3(b) or 3(c), in no event may the Administrator exercise its discretion to permit a repricing (or decrease in exercise price) of outstanding Stock Options. To the extent required under the rules of any securities exchange or market system on which the Stock is listed or to the extent determined by the Administrator to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan Amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 10 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 11. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12. CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 12:

(a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option shall automatically become fully exercisable.

(b) Except as otherwise provided in the applicable Award agreement, conditions and restrictions on each outstanding Restricted Stock Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

(c) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

(iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 13. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 13(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy, as in effect from time to time.

(f) Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

(g) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 14. EFFECTIVE DATE OF PLAN

This Amended and Restated Plan became effective on                     , following approval by the holders of a majority of the votes cast at the 2009 Annual Meeting of Stockholders of the Company. No grants of Stock Options or Restricted Stock may be made hereunder after                     , 2019.

SECTION 15. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: November 8, 2001

DATE APPROVED BY STOCKHOLDERS: February 12, 2002

DATE AMENDMENT AND RESTATED APPROVAL BY THE BOARD OF DIRECTORS: December 17, 2003

DATE AMENDMENT AND RESTATED APPROVED BY STOCKHOLDERS: February 11, 2004

DATE 2005 AMENDMENTS APPROVED BY THE BOARD OF DIRECTORS: November 15, 2005

DATE AMENDMENT AND RESTATED APPROVED BY STOCKHOLDERS: January 25, 2006

DATE AMENDMENT AND RESTATEMENT APPROVED BY THE BOARD OF DIRECTORS: November 11, 2008

DATE AMENDMENT AND RESTATEMENT APPROVED BY THE BOARD OF DIRECTORS: November 11, 2008

DATE AMENDMENT AND RESTATEMENT APPROVED BY STOCKHOLDERS:

Appendix B

ZOLL MEDICAL CORPORATION

AMENDED AND RESTATED

2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the ZOLL Medical Corporation Amended and Restated 2006 Non-Employee Director Stock Option Plan (the “Plan”). The purpose of the Plan is to promote the interests of ZOLL Medical Corporation, a Massachusetts corporation (the “Company”), by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company or any Subsidiary (as defined below) to serve as members of the Board of Directors of the Company (the “Board”). It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Change of Control” is defined in Section 9.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Corporate Transaction” is defined in Section 9(b)(iii).

“Effective Date” means the date on which the Plan was approved by stockholders as set forth in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Incumbent Directors” is defined in Section 9(b)(ii).

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Sale Event” is defined in Section 3(c).

“Sale Price” is defined in Section 3(c).

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” or “Subsidiaries” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Voting Securities” is defined in Section 9(b)(i).

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY

(a) Committee. The Plan shall be administered by either the Board or a committee of not less than two Non-Employee Directors (in either case, the “Administrator”).

(b) Powers of Administrator. The Administrator shall have the power and authority to select the Non-Employee Directors to whom Options may from time to time be granted; to determine the time or times of grant, and the extent, if any, of Options granted to any one or more Non-Employee Directors; to determine the number of shares of Stock to be covered by any Option; to at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Stock Option (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Indemnification. Neither the Administrator, the Board nor the Committee, nor any member of any of them or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Administrator, the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or indemnification agreement between such individual and the Company.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 157,500, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Options granted hereunder or any options granted under the Company’s Non-Employee Director’s Stock Option Plan, originally adopted in 1996 (the “1996 Plan”), which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options automatically granted to Non-Employee Directors, (iii) the number and kind of shares or other securities subject to any then outstanding Stock Options under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Options and the exercise price and the terms of outstanding Options to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan; provided that no such adjustment shall be made, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event. Upon the effective time of the Sale Event, the Plan and all outstanding Options granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Options theretofore granted by the successor entity, or the substitution of such Options with new Options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

SECTION 4. ELIGIBILITY

Only individuals who are Non-Employee Directors may be granted an Option under this Plan.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan shall be Non-Qualified Stock Options. No Incentive Stock Options may be granted under the Plan.

(a) Grants of Stock Options.

(i) Initial Automatic Grant. Each Non-Employee Director who is first elected to serve as a Director at or after the Company’s 2006 annual meeting of stockholders (the “2006 Annual Meeting”, and each subsequent annual meeting of the Company’s stockholders being referred to as an “Annual Meeting”), and who did not previously receive a grant of a Stock Option to acquire 20,000 shares of Stock under the 1996 Plan, shall be granted on the third business day after his election a Stock Option to acquire 20,000 shares of Stock.

(ii) Other Grants. The Board, in its discretion, may on one or more occasions grant additional Options to one or more Non-Employee Directors.

(iii) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be 100 percent of the Fair Market Value on the date of grant.

(iv) Option Term. The term of each Stock Option shall be 10 years after the date the Stock Option is granted.

(v) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable in four equal annual installments over a four-year period beginning on the first anniversary of the date of grant. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(vi) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(D) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price with previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(b) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option award agreement regarding a given Option that the optionee may transfer his Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6. SECTION 409A AWARDS

To the extent that any award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such award may not be accelerated except to the extent permitted by Section 409A.

SECTION 7. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Stock Option for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Option without the holder’s consent. Except as provided in Sections 3(b) or 3(c), in no event may the Administrator exercise its discretion to permit a repricing (or decrease in exercise price) of outstanding Stock Options. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, Plan Amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 7 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 8. STATUS OF PLAN

With respect to the portion of any Stock Option that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any

Option or Options. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Options hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 9. CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 9:

(a) Each outstanding Stock Option shall automatically become fully exercisable.

(b) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

(iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 10. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Option until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Options as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 10(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an award.

(d) Other Compensation Arrangements; No Continued Service Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Options do not confer upon any Non-Employee Director any right to continued service with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises under the Plan shall be subject to the Company’s insider trading policy, as in effect from time to time.

(f) Designation of Beneficiary. Each grantee to whom an Option has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Option or receive any payment under any Option payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 11. EFFECTIVE DATE OF PLAN

This Amended and Restated Plan became effective on                     , following approval by the holders of a majority of the votes cast at the 2009 Annual Meeting of Stockholders of the Company. No grants of Stock Options may be made hereunder after                     , 2019.

SECTION 12. GOVERNING LAW

This Plan and all Stock Options and actions taken thereunder shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: November 15, 2005

DATE APPROVED BY STOCKHOLDERS: January 25, 2006

DATE AMENDMENT AND RESTATEMENT APPROVED BY THE BOARD OF DIRECTORS: November 11, 2008

DATE AMENDMENT AND RESTATEMENT APPROVED BY THE BOARD OF DIRECTORS: November 11, 2008

DATE AMENDMENT AND RESTATEMENT APPROVED BY STOCKHOLDERS:

    ZOLL

      Advancing Resuscitation. Today.

Using black ink pen, mark your votes with an X as shown in this example. Please do not write outside of the designated areas.	☒

Annual Meeting Proxy Card

Ú PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

A	Proposals – The Board of Directors recommends a vote FOR all nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

1.	Proposal to elect the following persons, nominated by the Board of Directors, as Class II Directors to serve until the 2012 Annual Meeting and until their successors are duly elected and qualified:
	For	Withhold					For	Withhold
01 – Thomas M. Claflin, II	☐	☐	02 – Richard A. Packer				☐	☐

			For	Against	Abstain
2.	Proposal to approve an amendment to the Company’s Amended and Restated 2001 Stock Incentive Plan.		☐	☐	☐

			For	Against	Abstain
3.	Proposal to approve an amendment to the Company’s Amended and Restated 2006 Non-Employee Director Stock Option Plan.		☐	☐	☐

			For	Against	Abstain
4.	Proposal to ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2009.		☐	☐	☐	5.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) or postponement(s) thereof.

B	Non-voting Items

Change of Address – Please print new address below.

C	Authorized Signatures - This section must be completed for your vote to be counted. – Date and Sign Below

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

ZOLL MEDICAL CORPORATION

Dear Shareholder,

Please take note of the important information regarding the Company’s management and financial results enclosed with this proxy card.

Your vote on these matters counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark one box for each proposal on the proxy card on the reverse side to indicate how your shares should be voted. Then, sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders to be held January 20, 2009.

Thank you in advance for your prompt consideration of these matters. This will help the Company avoid the expense of subsequent mailings.

Sincerely,

ZOLL MEDICAL CORPORATION

Ú PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

ZOLL

Advancing Resuscitation. Today.

Proxy - Zoll Medical Corporation

Annual Meeting of Shareholders

January 20, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Richard A. Packer and A. Ernest Whiton and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of ZOLL Medical Corporation (the “Company”) held by the undersigned as of the close of business on December 5, 2008 at the Annual Meeting of Shareholders to be held at the Conference Center at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 on January 20, 2009, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR the election of the two nominees for Class II Directors, FOR the approval of an amendment to the Company’s Amended and Restated 2001 Stock Incentive Plan, FOR the approval of an amendment to the Company’s Amended and Restated 2006 Non-Employee Director Stock Option Plan, and FOR the ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2009; with discretionary authority to vote upon such other matters that may properly come before the meeting. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4. A shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.